Exhibit 1.1

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

DEALER MANAGER AGREEMENT

[        ], 2019

Inland Securities Corporation

2901 Butterfield Road

Oak Brook, Illinois 60523

Ladies and Gentlemen:

InPoint Commercial Real Estate Income, Inc., a Maryland corporation formed on September 13, 2016 (the “Company”), has filed one or more registration statements with the U.S. Securities and Exchange Commission (the “Commission”) that are listed on Schedule 1 to this Agreement (each, a “Registration Statement”), which Schedule 1 may be amended from time to time by the written agreement of the Company and the Dealer Manager (as defined below).

Each Registration Statement shall register a continuous offering (each, an “Offering”) of the Company’s common stock, $0.001 par value per share, which may consist of Class A shares of common stock, Class T shares of common stock, Class S shares of common stock, Class D shares of common stock and Class I shares of common stock (respectively, the “Class A Shares,” the “Class T Shares,” the “Class S Shares,” the “Class D Shares” and the “Class I Shares” and collectively with any other classes of common stock offered in an Offering, the “Shares”).

The Offering is and shall be comprised of a maximum amount of Shares set forth in the Prospectus (as defined below) that will be issued and sold to the public at the public offering prices per Share set forth in the Prospectus pursuant to a primary offering (the “Primary Offering”) and the Company’s distribution reinvestment plan (the “DRP”). In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Prospectus (except as otherwise indicated in any letter or memorandum from the Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix B to the Prospectus (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”). The Company reserves the right to reallocate the Shares offered between the DRP and the Primary Offering.

The Shares are to be offered and sold to the public as described under the caption “Plan of Distribution” in the Prospectus. Except as otherwise agreed by the Company and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and (a) the broker-dealers (each, a “Selected Dealer”) with whom the Dealer Manager has entered into or will enter into a selected dealer agreement related to the distribution of Shares substantially in the form attached to this Agreement as Exhibit A or such other form as approved by the Company (each, a “Selected Dealer Agreement”); (b) certain registered investment advisors (each a “Selected RIA”) with whom the Dealer Manager has entered into or will enter into a selected registered investment advisor agreement substantially in the form attached to this Agreement as Exhibit A-1 or such other form as approved by the Company (each, a “Selected RIA Agreement”); and (c) other qualified financial institutions (each, a “Selected Institution” and, collectively with the Selected Dealers and Selected RIAs, the “Offering Participants”) with whom the Dealer Manager has entered into an agreement acceptable to the Company regarding the distribution of Shares (each a “Selected Institution Agreement” and, together with the Selected Dealer Agreements and Selected RIA Agreements, the “Offering Participant Agreements”). Shares are to be sold at a purchase price (i) prior to the date (the “NAV Pricing Date”) on which the Company determines its net asset value (“NAV”) per Share, equal to $25.00 plus applicable selling commissions and dealer manager fees, subject in certain circumstances to reductions thereof as described in the Prospectus; and (ii) after the NAV Pricing Date, at a transaction price (the “transaction price”) generally equal to the Company’s prior month’s NAV per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, plus, in either case, any applicable selling commissions and dealer manager fees, subject in certain circumstances to reductions thereof as described in the Prospectus. For stockholders who participate in the DRP, the cash distributions attributable to the class of Shares that each stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to stockholders of the Company at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.

In this Agreement, unless explicitly stated otherwise, (i) the “Registration Statement” means, at any given time, each of the registration statements listed on Schedule 1, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means each Offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in the Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement. Capitalized terms used but not defined herein shall have the meanings set forth in the Prospectus.

Upon the terms and conditions contained in this Dealer Manager Agreement (the “Agreement”), the Company hereby appoints Inland Securities Corporation, a Delaware corporation, to act as the exclusive dealer manager (the “Dealer Manager”) for the Offering and the Dealer Manager hereby accepts the engagement.

In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

1.	Representations and Warranties of the Company. The Company hereby represents and warrants:

(a)

Registration Statement and Prospectus. A Registration Statement with respect to the Shares has been prepared and filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder. The Registration Statement will become effective on the Effective Date. The prospectus contained within the Registration Statement, as finally amended and revised at the Effective Date (including at the Effective Date of any post-effective amendment thereto), is hereinafter referred to as the “Prospectus,” except that if the prospectus first filed by the Company pursuant to Rule 424(b) under the Securities Act shall differ from the Prospectus, the term “Prospectus” shall also include the prospectus first filed pursuant to Rule 424(b). “Effective Date” means the applicable date upon which the Registration Statement or any post-effective amendment thereto is or was first declared effective by the Commission.

(b)	Compliance with the Securities Act. From the Effective Date and at all times subsequent thereto up to and including the termination date of the Offering:

(i)

the Registration Statement, the Prospectus and any amendments or supplements thereto will contain all statements that are required to be stated therein by the Securities Act and the Rules and Regulations and will comply in all material respects with the Securities Act and the Rules and Regulations; and

(ii)

neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto will at any such time include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)

No Subsequent Material Events. Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and prior to the termination date of the Offering, except as contemplated in the Prospectus or as disclosed in a supplement or amendment thereto or in the periodic financial statements of the Company, there has not been and will not be any material adverse change in the financial position or results of operations of the Company, and the Company has not and will not have:

(i)	incurred any material liabilities or obligations; or

(ii)	entered into any material transaction not in the ordinary course of business.

(d)

Status. The Company is a corporation duly formed and validly existing under the General Corporation Law of the State of Maryland and is in good standing with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. InPoint REIT Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), is a limited partnership duly formed and validly existing under the Delaware Revised Uniform Limited Partnership Act and is in good standing with all requisite power and authority to carry out its business.

(e)

Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(f)

Non-contravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Company’s or any of the Subsidiaries charter, bylaws or other organizational documents, as the case may be; (ii) any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary (as defined below) is a party or by which the Company, any subsidiary or any of their respective properties is bound; (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Company, any Subsidiary or any of their respective properties, except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined below); and no consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein except as have been obtained or will be obtained under the Securities Act, from the Financial Industry Regulatory Authority, Inc. (“FINRA”) or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Company or any of the Subsidiaries may own real properties in connection with its qualification to transact business in those states or as may be required by subsequent events which may occur.

As used in this Agreement, “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Company and the Subsidiaries considered as a whole, or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(g) Pending Actions. There are no actions, suits or proceedings against, or investigations of, the Company or any of the Subsidiaries pending or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal:

(i)	challenging the validity of this Agreement;

(ii)	seeking to prevent the issuance of the Shares or the consummation of any of the transactions contemplated by this Agreement;

(iii)	that would reasonably be expected to materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or the Shares;

(iv)	that would reasonably be expected to result in a Company MAE, or

(v)	seeking to affect adversely the federal income tax attributes of the Shares except as described in the Prospectus.

The Company shall provide prompt notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the date of the Agreement.

(h)

Authorization of Shares. The Shares have been duly authorized and, when issued and sold as contemplated by the Prospectus and upon payment therefor as provided in this Agreement and the Prospectus, will be validly issued, fully paid and nonassessable and will conform in all material aspects to the description thereof contained in the Prospectus.

(i)

Investment Company. The Company does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j)

Tax Returns. The Company and each Subsidiary has filed or will file all material federal, state and foreign income tax returns required to be filed by or on behalf of the Company and each Subsidiary on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes, except those being contested in good faith, indicated by such tax returns and all assessments received by the Company or any Subsidiary to the extent that such taxes or assessments have become due.

(k)

REIT Qualifications. The Company made a timely election to be subject to tax as a REIT pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ending December 31, 2017. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Registration Statement and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(l)

Independent Registered Public Accounting Firm. The accountants who have certified certain financial statements appearing in the Prospectus are an independent registered public accounting firm within the meaning of the Securities Act and the Rules and Regulations. These accountants have not been engaged by the Company to perform any “prohibited activities” as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(m)

Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of and for the periods specified, and the results of their operations and cash flows for the periods specified. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any Prospectus.

(n)

Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated hereby, there has not occurred a Company MAE, whether or not arising in the ordinary course of business.

(o)

Government Permits. The Company and the Subsidiaries possess all certificates, authorities or permits (“Government Permits”) issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits the failure of which to possess or own would not have, individually or in the aggregate, a Company MAE. Neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.

(p)

Assets. Except as otherwise disclosed in the Prospectus and except as would not result in, individually or in the aggregate, a Company MAE, the Company will own all targeted assets and properties described in the Prospectus with good and marketable title.

(q)

Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation or organization, has power and authority to own and manage its assets and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder or equity holder of such Subsidiary. The only direct Subsidiaries of the Company as of the date of the Registration Statement or the most recent amendment to the Registration Statement, as applicable, are the Subsidiaries described in the Registration Statement or such amendment to the Registration Statement.

(r)	Hazardous Materials. The Company does not have any knowledge of:

(i)

the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it or the Subsidiaries or subject to mortgage loans owned by the Company or any of the Subsidiaries; or

(ii)

any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would result in, individually or in the aggregate, a Company MAE.

In connection with the properties owned by the Company or the Subsidiaries or subject to mortgage loans owned by the Company or any of the Subsidiaries, the Company has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale storage, handling, transport and disposal of any Hazardous Materials.

2.	Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees as follows:

(a)

Corporation Status. The Dealer Manager is a Delaware corporation duly formed and validly existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)

Broker-Dealer. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement. Each employee and representative of the Dealer Manager have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement.

(c)

Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(d)

Non-contravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under:

(i)	the Dealer Manager’s charter, bylaws or other organizational documents, as the case may be;

(ii)	any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound;

(iii)

a rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below); and no consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Dealer Manager may be required to qualify to transact business.

As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

3.

Offering and Sale of the Shares. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby appoints the Dealer Manager as its exclusive dealer manager to offer, and to cause Offering Participants to offer, on a “best efforts” basis, the Shares on the terms and conditions set forth in the Prospectus and in the Subscription Agreement. The Dealer Manager hereby agrees to act as dealer manager during the period commencing with the Effective Date and ending on the date this Agreement is terminated. Nothing contained in this Section 3 shall be construed to impose upon the Company the responsibility of assuring that prospective purchasers meet the suitability standards contained in the Prospectus or to relieve the Dealer Manager or any Offering Participant of the responsibility of complying with any rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.

(a)

Offering Participants. The Shares shall be offered and sold only by the Dealer Manager and, at the Dealer Manager’s sole option, any other Offering Participants with whom the Dealer Manager has entered into an Offering Participant Agreement. Any Selected Dealer with whom the Dealer Manager has entered into a Selected Dealer Agreement shall be a member of FINRA. Prior to the date on which any Selected Dealer, Selected RIA or Selected Institution may offer or sell any Shares, the Dealer Manager shall, as applicable, execute (i) a Selected Dealer Agreement with such Selected Dealer substantially in the form attached hereto as Exhibit A or as otherwise agreed to by the Dealer Manager and the Company, (ii) a Selected RIA Agreement with such Selected RIA substantially in the form of attached hereto as Exhibit A-1 or as otherwise agreed by the Dealer Manager and the Company and (iii) a Selected Institution Agreement with such Selected Institution in a form agreed to by the Dealer Manager and the Company before the applicable Offering Participant may offer or sell any Shares.

(b)

Subscription Agreements and Subscriber Funds. The Dealer Manager will require in each Offering Participant Agreement that such Offering Participant comply with the submission of orders procedures set forth therein, including the procedures regarding the electronic execution and submission of any Subscription

Agreement. Although it is anticipated that the distribution process will be facilitated in large part through the Offering Participants, to the extent the Dealer Manager is involved in the distribution process other than through an Offering Participant, the Dealer Manager will comply with such submission of orders procedures, and will require each person desiring to purchase Shares in the Offering to complete and execute a Subscription Agreement (whether in hard copy or electronically) and to deliver to the Dealer Manager or as otherwise directed by the Dealer Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Prospectus; provided that the minimum purchase amount for Class I Shares may be waived by the Dealer Manager. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company, as soon as practicable, but in any event by the end of the second business day following receipt by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the applicable Offering Participant Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

4.	Dealer Manager Compensation.

(a)	Fees.

(i)

Selling Commissions. Subject to volume discounts, if any, and other special circumstances described in or otherwise provided in the Prospectus, which may be amended, supplemented and restated from time to time, the Company will pay to the Dealer Manager upfront selling commissions in connection with sales in the Primary Offering of Class A Shares, Class T Shares and Class S Shares, all as described in Schedule 2 to this Agreement (the “Selling Commissions”). All of the Selling Commissions will be reallowed by the Dealer Manager to the Selected Dealer who sold the Shares giving rise to such Selling Commissions, as described more fully in the Selected Dealer Agreement entered into with each such Selected Dealer.

(ii)

Dealer Manager Fees. Subject to volume discounts, if any, and other special circumstances described in or otherwise provided under the caption “Plan of Distribution” in the Prospectus, which may be amended, supplemented and restated from time to time, the Company will pay to the Dealer Manager upfront dealer manager fees in connection with sales in the Primary Offering of Class A Shares and Class T Shares, as described in Schedule 2 to this Agreement (the “Dealer Manager Fees”). All Dealer Manager Fees will be reallowed by the Dealer Manager to the Selected Dealer who sold the Shares giving rise to such Dealer Manager Fees, as described more fully in the Selected Dealer Agreement entered into with each such Selected Dealer.

(iii)

Stockholder Servicing Fee. Subject to any special circumstances described in or otherwise provided under the caption “Plan of Distribution” in the Prospectus, which may be amended, supplemented and restated from time to time, and subject to the limitations set forth below, the Company will pay to the Dealer Manager a stockholder servicing fee with respect to sales of Class S and Class D Shares and an advisor stockholder servicing fee and a dealer stockholder servicing fee with respect to Class T Shares, all as described in Schedule 2 to this Agreement (the “Stockholder Servicing Fees”). The Company will pay the Stockholder Servicing Fees to the Dealer Manager monthly in arrears. The Dealer Manager will reallow all of the Stockholder Servicing Fee to (a) any Selected Dealers or Selected Institutions who sold the Class T, Class S or Class D Shares giving rise to a portion of such Stockholder Servicing Fee to the extent the Offering Participant Agreement with such Selected Dealer or Selected Institution, as applicable, provides for such a reallowance and such Dealer is in compliance with the terms of such Offering Participant Agreement related to such reallowance or (b) the broker-dealer of record/custodian for any Selected RIA whose clients purchased Class D Shares (each, a “Servicing Dealer”) giving rise to a portion of such Stockholder Servicing Fee to the extent the Selected RIA Agreement with such Selected RIA provides for such reallowance and such Servicing Dealer is in compliance with the terms of such Selected RIA Agreement related to such reallowance; provided, however, that upon the date when the Dealer Manager is notified that the Selected Dealer who sold the Class T, Class S or Class D Shares giving rise to a portion of the Stockholder Servicing Fee or a Selected RIA’s Servicing Dealer with respect to Class D Shares is no longer the broker-dealer of record with respect to such Class T, Class S or Class D Shares or that the Selected Dealer, Selected Institution or Servicing Dealer no longer satisfies any or all of the conditions in its Selected Dealer Agreement, Selected Institution Agreement or Servicing Dealer Agreement, as applicable, for the receipt of the Stockholder Servicing Fee, then such party’s entitlement to the Stockholder Servicing Fee related to such Class T, Class S and/or Class D Shares, as applicable, shall cease, and the Selected Dealer, Selected Institution or Servicing Dealer shall not receive the Stockholder Servicing Fee for any portion of the month in which such party is not eligible on the last day of the month; provided, however, if there is a change in the broker-dealer of record with respect to the Class T, Class S or Class D Shares, as applicable, made in connection with a change in the registration of record for the Class T, Class S or Class D Shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then the Selected Dealer, Selected Institution or Servicing Dealer shall be entitled to a pro rata portion of the Stockholder Servicing Fees related to the Class T, Class S and/or Class D Shares, as applicable, for the portion of the month for which the Selected Dealer, Selected Institution or Servicing Dealer was the broker-dealer or custodian of record. Thereafter, such Stockholder Servicing Fees may be reallowed to a designated broker-dealer of record/custodian for such Class T, Class S or Class D Shares (who shall be considered a Servicing Dealer), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (a “Servicing Dealer Agreement”) providing for the reallowance of such Stockholder Servicing Fees.

The Dealer Manager may also allow some or all of the Stockholder Servicing Fees to one or more other broker-dealers who provide services with respect to the Shares (each of which shall be considered an additional Servicing Dealer) pursuant to a Servicing Dealer Agreement between each broker-dealer and the Dealer Manager. For the avoidance of doubt, the Dealer Manager will waive the Stockholder Servicing Fee to the extent the Selected Dealer, Selected Institution or Servicing Dealer no longer provides services with respect to the applicable Class T, Class S or Class D Shares.

(iv)

Stockholder Servicing Fee Limit. The Dealer Manager shall cease receiving the Stockholder Servicing Fee with respect to any Class T, Class S or Class D Share held in a stockholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T Shares sold through certain Offering Participants, a lower limit as set forth in any applicable agreement between the Dealer Manager and such Offering Participant or Servicing Dealer) of the gross proceeds from the sale of such Shares (including the gross proceeds of any Shares issued under the DRP with respect thereto). At the end of such month, each such Class T, Class S or Class D Share shall automatically and without any action on the part of the holder thereof convert into a number of Class I Shares (including any fractional Shares), each with an equivalent aggregate NAV as such Share. In addition, the Dealer Manager will cease receiving the Stockholder Servicing Fee on Class T Shares, Class S Shares and Class D Shares in connection with the Offering (i.e., pursuant to the Registration Statement) upon the earlier to occur of the following: (i) a listing of Class I Shares, (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which the Company’s stockholders receive cash or securities listed on a national stock exchange, or (iii) after termination of the Primary Offering, the end of the month in which the Company, with the assistance of the Dealer Manager, determines that all underwriting compensation from all sources in connection with such Offering, including Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other underwriting compensation, is equal to ten percent (10%) of the gross proceeds from Shares sold in such Primary Offering, as determined in good faith by the Dealer Manager in its sole discretion.

(v)

Reallowance to the Offering Participants. The terms of any reallowance of Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees shall be set forth in the Selected Dealer Agreement, Selected RIA Agreement, Selected Institution Agreement or Servicing Agreement entered into with the Selected Dealers, Selected RIAs, Selected Institutions and Servicing Dealers, as applicable. The Dealer Manager has no obligation to reallow any such funds until after the Dealer Manager has received the Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees, as applicable, from the Company. The Company will not be liable or responsible to any Offering Participant or Servicing Dealer for any direct payment or reallowance of Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees to such Offering Participant or Servicing Dealer, it being the sole and exclusive responsibility of the Dealer Manager for any reallowance of Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees to Offering Participants and Servicing Dealers, as applicable. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees to Offering Participants or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.

(vi)

Timing and Payment Obligation. All Dealer Manager Fees and Selling Commissions payable to the Dealer Manager under this Section 4 shall be paid within ten (10) business days after the investor subscribing for the Share is admitted as a stockholder of the Company. The Dealer Manager acknowledges that no commissions, payments or amount will be paid to the Dealer Manager unless and until the gross proceeds of the Shares sold are received by the Company.

(vii)

Aggregate Compensation Limit. In no event shall the total aggregate underwriting compensation payable to the Dealer Manager and any Offering Participants participating in the Offering, including, but not limited to, Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees, exceed ten percent (10%) of gross offering proceeds from the Primary Offering.

(viii)

Rescission of Subscription. Notwithstanding anything to the contrary contained herein, if the Company pays any fee to the Dealer Manager for sale by an Offering Participant of one or more Shares and the subscription is rescinded as to one or more of the Shares covered by the subscription, then the Company shall decrease the next payment of fees otherwise payable under this Agreement by an amount equal to the rate established in this Section 4(a), multiplied by the number of Shares as to which the subscription is rescinded. If no fees are due to the Dealer Manager after withdrawal occurs, then the Dealer Manager shall pay the amount specified in the preceding sentence to the Company within a reasonable period of time not to exceed thirty (30) days following receipt of notice by the Dealer Manager from the Company stating the amount owed as a result of rescinded subscriptions.

(b)	Right to Reject Orders or Cancel Sales

(i)

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company. Accordingly, the Company agrees and assumes, or will arrange for a party designated by it to assume, the duty to confirm, on its behalf and on behalf of Offering Participants, all orders for purchase of Shares accepted by the Company. Such confirmations will comply with the rules of the SEC and FINRA and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Dealer Manager.

(ii)

The Company reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and an instrument of payment in the amount equal to the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

(iii)

No Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees shall be payable on any subscription rejected by the Company. The Company may reject a subscription for any reason or for no reason.

(c)

Advisor Reimbursement. In addition to the other items of underwriting compensation set forth in this Section 4, the Company and/or Inland InPoint Advisor, LLC (the “Advisor”) shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Prospectus, to the extent the Prospectus indicates that they will be paid by the Company or the Advisor, as applicable, and to the extent permitted pursuant to prevailing rules and regulations of FINRA.

(d)

Reasonable Bona Fide Due Diligence Expenses. In addition to reimbursement as provided under Section 4(c), and subject to prevailing rules and regulations of FINRA, the Company may also pay directly or reimburse the Dealer Manager for reasonable bona fide due diligence expenses incurred by any Offering Participant as described in the Prospectus. The Dealer Manager shall obtain from any Offering Participant and provide to the Company a detailed and itemized invoice for any such approved due diligence expenses. Notwithstanding anything contained herein to the contrary, no payments or reimbursements made by the Company with respect to a particular Offering hereunder shall cause total organization and offering expenses, defined under NASAA Guidelines (as defined below) and FINRA rules, to exceed 15% of gross proceeds.

(e)

Company Expenses. Subject to the limitations described above, the Company shall pay all costs and expenses incident to the Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with:

(i)

the registration fee, the preparation and filing of the Registration Statement (including without limitation financial statements, exhibits, schedules and consents), the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Dealer Manager and to Selected Dealers (including costs of mailing and shipping);

(ii)	the preparation, issuance and delivery of certificates, if any, for the Shares, including any stock or other transfer taxes or duties payable upon the sale of the Shares;

(iii)	all fees and expenses of the Company’s legal counsel, independent public or certified public accountants and other advisors;

(iv)

the qualification of the Shares for offering and sale under state laws in the states that the Company shall designate as appropriate and the determination of their eligibility for sale under state law as aforesaid and the printing and furnishing of copies of blue sky surveys;

(v)	the filing fees in connection with filing for review by FINRA of all necessary documents and information relating to the Offering and the Shares;

(vi)	the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement;

(vii)

all costs and expenses incident to the travel and accommodation of the personnel of the Company, the Advisor and SPCRE InPoint Advisors, LLC (the “Sub-Advisor”) acting on behalf of the Company in making road show presentations and presentations to Selected Dealers and other broker-dealers and financial advisors with respect to the offering of the Shares; and

(viii)	the performance of the Company’s other obligations hereunder.

Notwithstanding the foregoing, the Company shall not directly pay, or reimburse the Dealer Manager for, the costs and expenses described in this Section 4(e) if the payment or reimbursement would cause the aggregate of the Company’s “organization and offering expenses” as defined by FINRA Rule 2310, including the Company expenses paid or reimbursed pursuant to this Section 4(e), all items of underwriting compensation described in Section 4(a) and all reimbursements and due diligence expenses described in Sections 4(c) and 4(d), to exceed fifteen percent (15%) of the gross proceeds of the Offering.

5.	Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:

(a)

Registration Statement. The Company will use its commercially reasonable best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible and will not, at any time after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus of which the Dealer Manager shall not previously have been advised and furnished a copy at a reasonable time prior to the proposed filing or to which the Dealer Manager shall have reasonably objected or which is not, to the best of the Company’s knowledge, in compliance with the Securities Act and the Rules and Regulations. The Company will prepare and file with the Commission and will use its commercially reasonable best efforts to cause to become effective as promptly as possible:

(i)	any amendments to the Registration Statement or supplements to the Prospectus that may be required pursuant to the undertakings in the Registration Statement; and

(ii)

upon the Dealer Manager’s reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that, in the opinion of the Dealer Manager or the Dealer Manager’s counsel, may be necessary or advisable.

(b)

Regulatory Orders/Requests. The Company shall advise the Dealer Manager of the issuance by the Commission of any stop order or of any other order preventing or suspending the use of the Prospectus or the institution of any proceedings for that purpose. The Company shall use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible.

(c)

Blue Sky Qualifications. The Company shall use its commercially reasonable best efforts to qualify the Shares for offering and sale under the securities or blue sky laws of the jurisdictions as the Dealer Manager may reasonably request and to make any applications, file any documents and furnish any information as may be reasonably required for that purpose. The Company will, at the Dealer Manager’s request, furnish the Dealer Manager with copies of all material documents and correspondence sent to or received from these jurisdictions and will promptly advise the Dealer Manager when the Shares become qualified for offering and sale in each jurisdiction. The Company will promptly advise the Dealer Manager of the issuance of any stop order preventing or suspending the use of the Prospectus or of the institution of any proceedings for that purpose, and will use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible. The Company will furnish the Dealer Manager with a blue sky survey dated as of the Effective Date, which will be supplemented to reflect changes or additions to the information disclosed in the survey.

(d)

Amendments and Supplements. If, at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act or otherwise during the period of distribution of the Shares, any event shall have occurred to the knowledge of the Company as a result of which the Registration Statement or the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances existing at the time it is so required to be delivered to a subscriber, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus relating to the Shares, the Company will promptly notify the Dealer Manager and will prepare and file with the Commission an amendment or supplement.

(e)

Copies of Registration Statement. The Company will furnish the Dealer Manager copies of the Registration Statement (only one of which need be signed and include all exhibits), the Prospectus and all amendments and supplements thereto, including any amendment or supplement prepared after the Effective Date, and any other information with respect to the Company as the Dealer Manager may from time to time reasonably request, in each case as soon as available and in such quantities as the Dealer Manager may reasonably request.

(f)

Qualification to Transact Business. The Company will take all reasonable steps necessary to ensure that it will be validly existing as a Maryland corporation, and the Operating Partnership will be validly existing as a Delaware limited partnership at all times and that each will be qualified to do business in all jurisdictions in which the conduct of their business requires qualification and where qualification is required under applicable law.

(g)

Authority to Perform Agreements. The Company shall use its commercially reasonable best efforts to obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for it or the Operating Partnership to perform their respective obligations under this Agreement and under their respective bylaws, charter or other organizational documents (as each may be amended from time to time) and to consummate the transactions contemplated hereby and thereby, respectively, or to conduct the business described in the Prospectus.

(h)

Sales Literature. The Company will furnish to the Dealer Manager as promptly as shall be practicable upon request, sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering (the “Approved Sales Literature”). All Approved Sales Literature shall, to the extent required, be filed with and, to the extent required, approved by the appropriate securities agencies and bodies, provided that the Dealer Manager shall be responsible for making all filings with FINRA.

(i)	Copies of Reports. The Company will use its commercially reasonable best efforts to furnish to the Dealer Manager as promptly as shall be practicable the following:

(i)	a copy of each report or general communication (whether financial or otherwise) sent to the stockholders of the Company;

(ii)	a copy of each report (whether financial or otherwise) filed with the Commission; and

(iii)

such other information as the Dealer Manager may from time to time reasonably request regarding the financial condition and operations of the Company including, but not limited to, copies of operating statements of properties acquired by the Company or the Subsidiaries.

(j)	Use of Proceeds. The Company will apply the proceeds from the sale of Shares in the manner set forth in the Prospectus.

(k)

Estimated Value. Following the NAV Pricing Date, the Company, in coordination with the Advisor, periodically will calculate and disclose its estimated NAV per Share as set forth in the Prospectus in accordance with FINRA Rule 2310(b)(5).

6.	Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that the Dealer Manager shall:

(a)	Compliance with Laws.

(i)

Comply with any requirements of the Securities Act, the Rules and Regulations, the Exchange Act, and the rules and regulations of the Commission thereunder, and the applicable state securities or blue sky laws, and the rules and regulations of FINRA, specifically including, but not in any way limited, to NASD Conduct Rule 2340 and FINRA Rules 2040, 2111, 2310, 5110, 5130 and 5141 therein, and any successors to such rules, applicable to the offer and sale of Shares (including, without limitation, any resales or transfers of Shares).

(ii)

In accordance with applicable law or as prescribed by any state securities administrator, provide or cause Selected Dealers to provide any investor or prospective investor with copies of any exhibit to the Registration Statement; provided that if the Dealer Manager intends to deliver the Prospectus by means of electronic delivery, the Dealer Manager shall comply with all appropriate procedures, including any requirements imposed by the Commission and applicable blue sky regulators.

(b)

Approved Sales Literature. The Dealer Manager shall use and distribute in conjunction with the Offering only the Prospectus and Approved Sales Literature, provided, that the Prospectus must accompany or precede the distribution of any Approved Sales Literature. The Dealer Manager shall not (and shall require that Offering Participants do not) show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.

(c)

No Additional Information. In offering the Shares for sale, the Dealer Manager shall not give or provide any information or make any representation other than those contained in the Prospectus or any Approved Sales Literature.

(d)

Jurisdictions. The Dealer Manager shall solicit purchases of the Shares for the account of the Company only in those jurisdictions in which the Dealer Manager is legally qualified to so act and in which the Dealer Manager has been advised in writing by the Company that solicitation is permissible under the law of the applicable jurisdiction. The Company shall specify only those jurisdictions in which the Offering has been authorized by appropriate state regulatory authorities or jurisdictions in which the Shares may be offered and sold in reliance on exemptions from the prospectus requirements of those jurisdictions’ securities laws or pursuant to discretionary exemption orders obtained in advance from the applicable authorities. Unless otherwise specified by the Company in writing, no Shares shall be offered or sold for the account of the Company in any other states or jurisdictions.

(e)

Subscription Agreement. Subscriptions will be submitted by the Dealer Manager to the Company only on the Subscription Agreement. The Dealer Manager understands and acknowledges that the Subscription Agreement must be validly executed and delivered by the subscriber in accordance with the procedures set forth in the applicable Offering Participant Agreement, including the procedures regarding electronic submission. In addition, the Dealer Manager shall ensure that no Subscription Agreement is presented to the Company for acceptance until at least five (5) business days after the date on which the subscriber received the Prospectus.

(f)	Suitability. In offering the Shares to any person, the Dealer Manager shall have (and shall require that all Offering Participants have) reasonable grounds to believe after due inquiry that:

(i)	the person has the capability of understanding the fundamental aspects of the Company and the Subsidiaries from either the person’s:

(A)	employment experience;

(B)	educational level;

(C)	access to advice from qualified sources, such as attorneys, accountants and tax advisors; or

(D)	prior experience with investments of a similar nature;

(ii)	the person has apparent understanding of:

(A)	the fundamental risks and possible financial hazards of this type of investment;

(B)	the risk that the person may lose the entire investment;

(C)	the lack of liquidity of this investment;

(D)	the restrictions on transferability of Shares;

(E)	the background and qualification of each of the Advisor and the Sub-Advisor; and

(F)	the tax consequences of the investment;

(iii)	the person can reasonably benefit from an investment in the Company based upon the person’s overall investment objectives and portfolio structure;

(iv)	the person is able to bear the economic risk of the investment based on the person’s overall financial situation; and

(v)	such other information as the Company may reasonably request.

In determining the financial qualifications and suitability of any prospective investor, the Dealer Manager and Offering Participants may rely on (A) representations from investment advisers who are not affiliated with an Offering Participant, and banks acting as trustees or fiduciaries, and (B) information they have obtained from a prospective investor, including information as the investment objectives, other investments, financial situation and needs of the person or any other information known by the Dealer Manager (or Offering Participant, as applicable), after due inquiry. Notwithstanding the foregoing, the Dealer Manager shall not, and each Offering Participant shall agree not to, execute any transaction in a discretionary account without prior written approval of the transaction by the customer.

The Dealer Manager shall maintain (and shall require that each Offering Participant maintain), for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine that each investor met the suitability standards imposed on the offer and sale of the Shares in the Primary Offering (both at the time of the initial subscription and at the time of any additional subscription) and a representation from each investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made satisfied the suitability standards. Further, the Dealer Manager shall have (and shall require each Offering Participant to have) reasonable grounds to believe that the person satisfies the higher of the following suitability standards:

(i)

a minimum annual gross income of $70,000 and a minimum net worth (excluding home, home furnishings and automobiles) of $70,000; or a minimum net worth of $250,000 (excluding home, home furnishings and automobiles); and

(ii)	any additional suitability standards set forth in the Subscription Agreement and the Prospectus for investors residing in certain states.

(g)

Offering Participant Agreements. Each Offering Participant engaged by the Dealer Manager must execute and deliver a Selected Dealer Agreement, Selected RIA Agreement or Selected Institution Agreement, as applicable.

(h)

Electronic Delivery and Execution. Comply with all applicable requirements of the Commission, the blue sky laws and regulations and FINRA and any other laws or regulations related to the electronic delivery and execution of documents to the extent it distributes the Prospectus or the Subscription Agreement electronically to any person or permits electronic signatures, as applicable.

(i)

Due Diligence. Prior to offering the Shares for sale, the Dealer Manager shall have reasonable grounds to believe, based on information made available to the Dealer Manager by the Company, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the purchase of the Shares. In determining the adequacy of the disclosure, the Dealer Manager may obtain, upon request, information on material facts relating at a minimum to the following:

(i)	items of compensation;

(ii)	properties or other assets owned by the Company or the Subsidiaries;

(iii)	tax aspects of investment in the Shares;

(iv)	financial stability and experience of the Company, the Subsidiaries and the Advisor;

(v)	conflicts and risk factors; and

(vi)	appraisals, if applicable, and other pertinent reports.

Prior to the sale of the Shares, the Dealer Manager shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.

(j)

Ten percent (10%) Cap on Underwriting Compensation. The Dealer Manager shall repay to the Company any compensation paid to the Dealer Manager under Section 4 that exceeds the ten percent (10%) cap on “underwriting compensation” for the Primary Offering under rules promulgated by FINRA upon the termination of the Offering.

7.	Privacy Act.

(a)

The Company and the Dealer Manager shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act. As used in this Agreement, “customer information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer shared by the Company and the Dealer Manager.

(b)

Subject to the provisions of the Gramm-Leach-Bliley Act, the Company and the Dealer Manager shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of customer information in their control. In the event of any improper disclosure of customer information, the party responsible agrees to immediately notify the other party or parties.

8.

Anti-Money Laundering. The Company and the Dealer Manager shall comply with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act of 2001 (the “Patriot Act”), Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations, the Company and the Dealer Manager shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, the Company and the Dealer Manager shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. All parties will manually monitor account activity to identify patterns of unusual size or volume, geographic factors, and any other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. The Company and the Dealer Manager reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information.

9.

Conditions of Obligations. The Dealer Manager’s obligations hereunder shall be subject to the accuracy of the Company’s representations and warranties contained in Section 1 hereof, to the performance by the Company of its covenants, agreements and obligations contained in Section 4, Section 5, Section 7 and Section 8 hereof, and to the additional conditions set forth in Sections 9(a) and 9(b) below.

(a)	Effectiveness of Registration Statement.

(i)	The effective date of this Agreement shall be date on which the Company’s first Registration Statement is initially declared effective by the Commission.

(ii)

No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the Company or the Dealer Manager, no proceedings for that purpose have been instituted, threatened or contemplated by the Commission.

(b)

Accuracy of Registration Statement. The Dealer Manager shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or any supplement thereto, in the reasonable opinion of the Dealer Manager or the Dealer Manager’s counsel, contains any untrue statement of fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

10.	Indemnification.

(a)

Subject to the limitations set forth in this Section 10, the Company shall indemnify and hold harmless the Dealer Manager, each Offering Participant and each person, if any, who controls the Dealer Manager or any Offering Participant within the meaning of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company shall not be required to provide indemnity or hold the Dealer Manager, any Offering Participant or any of their affiliates harmless for any loss, liability, claim, damage or expense suffered by the Dealer Manager, any Offering Participant, any of their affiliates or the Company unless:

(i)	the party seeking indemnification has determined, in good faith, that its course of conduct was in the best interests of the Company;

(ii)	the party seeking indemnification was acting on behalf of or performing services on behalf of the Company;

(iii)	the loss, liability, claim, damage or expense was not the result of negligence or misconduct on the part of the party seeking indemnification or the Indemnified Party; and

(iv)	any loss, liability, claim, damage or expense is recoverable only out of the net assets of the Company and not from the personal assets of its Stockholders.

(b)

In no case shall the Company be liable under Section 10(a) hereof with respect to any loss, liability, claim, damage or expense suffered by a person seeking to be an Indemnified Party unless the Company shall have been notified in writing by the party seeking indemnity (in the manner provided in Section 14 hereof) within a reasonable time after the assertion thereof; provided that the failure to so notify the Company shall not relieve the Company from any liability unless the failure to notify materially prejudices the Company’s defense of the claim. The Company shall be entitled to participate, at the Company’s own expense, in the defense of, or if the Company so elects within a reasonable time after receipt of such notice, to assume with counsel chosen by the Company and reasonably acceptable to the person seeking to be an Indemnified Party the defense of, any claim or suit for which the person seeking to be an Indemnified Party seeks indemnification hereunder.

If the Company elects to assume the defense of any such suit and retains counsel, the Company shall not be liable under this Section 10 for any legal or other expenses subsequently incurred by the party seeking indemnity, and the party seeking indemnity shall bear the fees and expenses of any additional counsel unless:

(i)	the employment of counsel has been authorized by the Company;

(ii)	the Company shall not in fact have employed counsel to assume the defense of the action in which events, fees and expenses shall be borne by the Company; or

(iii)	the Indemnified Party reasonably believes that it has defenses different from, or additional to, those available to the Company.

(c)

The Company may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

(i)	the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company;

(ii)	the legal action is initiated by a third party who is not a Stockholder and a court of competent jurisdiction specifically approves advancement; and

(iii)

the Indemnified Party receiving the advances undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, if indemnity is later found not to be proper.

Notwithstanding the foregoing provisions of this Section 10, the Company will not be liable in any such case to the extent that any loss, liability, claim, damage or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager or any Offering Participant for use in the Registration Statement (or any amendment thereof) or the Prospectus (or any supplement thereto); provided further, that if the claim relates to or arises from an untrue statement, alleged untrue statement, omission or alleged omission made in the Prospectus but eliminated or remedied in any amendment or supplement thereto, the Company shall have no obligation to provide indemnity to the Dealer Manager or any Offering Participant if a copy of the Prospectus as so amended or supplemented was not sent or given by the Dealer Manager or the Offering Participant to the ultimate purchaser of Shares at or prior to the time the subscription was accepted by the Company; but only if a copy of the Prospectus (as so amended or supplemented) had been supplied by the Company to the Dealer Manager or any Offering Participant prior to acceptance. The Company’s obligations hereunder shall be in addition to any other obligations the Company may have under applicable law.

(d)

The Company’s obligations under this Section 10 are further limited to the extent that indemnification is not permitted under this Agreement for loss, liability, claim, damage or expense related to or arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)

there has been a successful adjudication on the merits of each count involving alleged securities law violations and a court of competent jurisdiction has approved indemnification to the Dealer Manager or the Offering Participant;

(ii)	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification; or

(iii)

a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Commission and of the published positions of any state securities regulatory authority in which securities of the Company were offered and sold respecting the availability or propriety of indemnification for securities law violations.

(e)	The Dealer Manager agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act:

(i)

to the same extent as in the foregoing indemnity from the Company to the Dealer Manager and each Offering Participant, but only to the extent that any loss, liability, claim, damage or expense relates to or arises from information relating to the Dealer Manager or any Offering Participant furnished in writing by the Dealer Manager or the Offering Participant or on the Dealer Manager’s or Offering Participant’s behalf for use in the Registration Statement or the Prospectus, or any amendment or supplement thereto; and

(ii)

for any violation by the Dealer Manager or any Offering Participant of any applicable state or federal law or any rule, regulation or instruction thereunder, provided that the violation is not committed in reliance on any violation by the Company of any law, rule, regulation or instruction.

(f)

The Dealer Manager further agrees to indemnify and hold harmless the Company and any controlling person of the Company against any losses, liabilities, claims, damages or expenses to which the Company or any controlling person may become subject under the securities or blue sky laws of any jurisdiction insofar as the losses, liabilities, claims, damages or expenses (or actions, proceedings or investigations in respect thereof) arise by reason of (i) a material violation by the Dealer Manager of the terms of this Agreement or of applicable law; (ii) a material violation by an Offering Participant of the terms of its Offering Participant Agreement or of applicable law; (iii) a sale of the Shares through the efforts of the Dealer Manager (with respect to sales effected without the assistance of an Offering Participant) or an Offering Participant (with respect to sales effected by such Offering Participant) that is effected other than in accordance with the terms hereof or the blue sky survey supplied to the Dealer Manager by the Company (a “Non-Permitted Sale”), whether the Non-Permitted Sale is caused by a sale in a jurisdiction other than those specified in the blue sky survey, by a sale in a jurisdiction in which the Dealer Manager or the Offering Participant is not registered to sell the Shares or which results in a sale in a jurisdiction in excess of the number of Shares permitted to be sold in the jurisdiction, and will reimburse the Company or any such controlling person for any legal fees, monetary penalties or other expenses reasonably incurred by any of them in connection with investigating, curing or defending against any such losses, liabilities, claims, damages, actions, proceedings or investigations. For clarity, the obligations of the Dealer Manager hereunder shall be in addition to any other obligations the Dealer Manager may have under applicable law.

(g)

The notice provisions contained in Section 10(b) hereof, relating to notice to the Company, shall be equally applicable to the Dealer Manager if the Company or any controlling person of the Company seeks indemnification pursuant to Section 10(e) or Section 10(f) hereunder. In addition, the Dealer Manager may participate in the defense, or assume the defense, of any such suit so sought under Section 10(e) or (f) hereof and have the same rights and privileges as the Company enjoys with respect to suits under Sections 10(a) and 10(b) hereof.

(h)

The Dealer Manager will cause each Offering Participant to severally agree to indemnify and hold harmless the Company, the Dealer Manager and each person, if any, who controls the Company and the Dealer Manager within the meaning of the Securities Act from and against any losses, liabilities, claims, damages and expenses (or actions, proceedings or investigations in respect thereof) to which the Company, the Dealer Manager and each person, if any, who controls the Company and the Dealer Manager within the meaning of the Securities Act may become subject, under the Securities Act or otherwise, as more fully described in the Offering Participant Agreement.

11.	Contribution.

(a)

If the indemnification provided for in Section 10 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred:

(i)

in such proportion as is appropriate to reflect the relative benefits received by the Company, the Dealer Manager and the Offering Participant, respectively, from the proceeds received in the Primary Offering pursuant to this Agreement and the relevant Offering Participant Agreement; or

(ii)

if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Dealer Manager and the Offering Participant, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(b)

The relative benefits received by the Company, the Dealer Manager and each Offering Participant, respectively, in connection with the proceeds received in the Primary Offering pursuant to this Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Primary Offering pursuant to this Agreement and the relevant Offering Participant Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other compensation retained by the Dealer Manager and the Offering Participant, respectively, in each case as set forth on the cover of the Prospectus, bear to the aggregate offering price of the Shares sold in the Primary Offering as set forth on such cover.

(c)

The relative fault of the Company, the Dealer Manager and the Offering Participant, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by the Offering Participant, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)

The Company, the Dealer Manager and the Offering Participant (by virtue of entering into the Offering Participant Agreement) agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by the Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.

(e)

Notwithstanding the provisions of this Section 11, the Dealer Manager and the Offering Participant shall not be required to contribute any amount by which the total price at which the Shares sold in the Primary Offering to the public by them exceeds the amount of any damages which the Dealer Manager and Offering Participant have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

(f)

No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

(g)

For the purposes of this Section 11, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Dealer Manager, and the officers, directors, employees, members, partners, agents and representatives of the Company, each officer of the

Company who signed the Registration Statement and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution of the Company. The Offering Participants’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the number of Shares sold by each Offering Participant in the Primary Offering and not joint.

12.	Termination of this Agreement.

(a)	This Agreement may be terminated:

(i)	by either party upon sixty (60) days’ calendar written notice to the other party;

(ii)

by the Dealer Manager if the Company shall have materially failed to comply with any of the material provisions of this Agreement on its part to be performed at or prior to the Effective Date or if any of the representations, warranties, covenants or agreements of the Company herein contained shall not have been materially complied with or satisfied within the times specified;

(iii)	by the Dealer Manager upon the occurrence of a Company MAE; and

(iv)	by the Company upon the occurrence of a Dealer Manager MAE.

(b)	Upon the termination of this Agreement for any reason, the Dealer Manager shall:

(i)	promptly forward any and all funds, if any, in its possession which were received from investors for the sale of Shares for deposit;

(ii)

to the extent not previously provided to the Company, provide a list of all investors who have subscribed for or purchased Shares and all Offering Participants with whom the Dealer Manager has entered into an Offering Participant Agreement;

(iii)	notify Offering Participants of the termination; and

(iv)

promptly deliver to the Company copies of any sales literature designed for use specifically for the Offering that it is then in the process of preparing. Upon termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled hereunder at such time compensation becomes payable.

13.

Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4, Section 6(f), Section 6(j), Section 7, Section 8, Section 10, Section 11, Section 12(b), this Section 13, and Section 17. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Dealer Manager be entitled to payment of any compensation in connection with the Offering that is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or person associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.

14.

Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery and (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:	InPoint Commercial Real Estate Income, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention:Mitchell Sabshon Telephone: (630) 218-8000 Facsimile: (630) 218-4955

with copies to:	Alston & Bird LLP 1201 W. Peachtree St. NW Atlanta, Georgia 30309 Attention: Rosemarie A. Thurston Email: Rosemarie.Thurston@alston.com

If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Suzanne Bond Telephone: (630) 218-8000 Facsimile: (630) 574-4420

15.

Reference to Inland Securities Corporation. All references herein to the Dealer Manager or Inland Securities Corporation hereunder shall be deemed to include all successors and assigns of Inland Securities Corporation.

16.

Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company and the successors and assigns of the Dealer Manager and the Company. This Agreement shall inure to the benefit of the Offering Participants to the extent set forth in Sections 10 and 11 hereof. Other than as provided in this Section 16, this Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other person, firm or corporation, and the term “successors and assigns,” as used herein, shall not include any purchaser of Shares as such.

17.

Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.

18.	Effectiveness of Agreement. This Agreement shall become effective on the Effective Date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

By:
Name:	Mitchell Sabshon
Title:	Chief Executive Officer

Accepted as of the date
first above written:

INLAND SECURITIES CORPORATION, A DELAWARE CORPORATION
By:
Name:	Suzanne Bond
Title:	Chief Compliance Officer

DEALER MANAGER AGREEMENT

INPOINT COMMERCIAL REAL ESTATE INCOME, INC. INITIAL PUBLIC OFFERING

Schedule 1

Registration Statement(s)

1.	Registration Statement on Form S-11, Registration No. 333-[ ].

Schedule 2

Compensation

I.	Selling Commissions

Subject to certain Selected Dealers’ right to retain Selling Commissions as described in the Selected Dealer Agreement, the Company will pay to the Dealer Manager Selling Commissions in the amount of (a) up to 6.0% of the transaction price per Class A Share sold in the Primary Offering, however such amount may vary provided that the sum of the Selling Commissions and Dealer Manager Fees does not exceed 7.25% of the transaction price; (b) up to 3.0% of the transaction price per Class T Share sold in the Primary Offering, however such amount may vary provided that the sum of the Selling Commissions and Dealer Manager Fees does not exceed 3.5% of the transaction price; and (c) up to 3.5% of the transaction price per Class S Share sold in the Primary Offering. The Company will not pay any selling commissions in respect of the purchase of any Class I Shares, Class D Shares or Shares sold in the DRP.

II.	Dealer Manager Fees

Subject to certain Selected Dealers’ right to retain Dealer Manager Fees as described in the Selected Dealer Agreement, the Company will pay to the Dealer Manager Dealer Manager Fees in the amount of (a) 1.25% of the transaction price per Class A Share sold in the Primary Offering, however such amount may vary provided that the sum of the Selling Commissions and Dealer Manager Fees does not exceed 7.25% of the transaction price; and (b) 0.5% of the transaction price per Class T Share sold in the Primary Offering, however such amount may vary provided that the sum of the Selling Commissions and Dealer Manager Fees does not exceed 3.5% of the transaction price. The Company will not pay any dealer manager fees in respect of the purchase of any Class S Shares, Class D Shares, Class I Shares or Shares sold in the DRP.

III.	Stockholder Servicing Fees

Subject to any lower amount provided in an applicable Offering Participant Agreement, the Company will pay to the Dealer Manager (a) a Stockholder Servicing Fee with respect to outstanding Class T Shares that is paid monthly in an amount equal to 0.85% per annum of the aggregate NAV of the outstanding Class T Shares, consisting of an advisor stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV of the outstanding Class T Shares; provided, however, with respect to Class T Shares sold through certain Offering Participants, the advisor stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees may not exceed 0.85% per annum of the aggregate NAV of such Shares; (b) a Stockholder Servicing Fee with respect to outstanding Class S Shares that is paid monthly in an amount equal to 0.85% per annum of the aggregate NAV of the outstanding Class S Shares; and (c) a Stockholder Servicing Fee with respect to outstanding Class D Shares that is paid monthly in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D Shares. The Company will not pay a stockholder servicing fee with respect to Class A Shares or Class I Shares.

EXHIBIT A

FORM OF SELECTED DEALER AGREEMENT

INLAND SECURITIES CORPORATION

FORM OF SELECTED DEALER AGREEMENT

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

INITIAL PUBLIC OFFERING

«DD_CONTACT»

«BD»

«SUITE»

«ADDRESS»

«CITY», «STA» «ZIP»

Dear «SAL»:

We, Inland Securities Corporation (the “Dealer Manager”) have entered into a dealer manager agreement (the “Dealer Manager Agreement”) with InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), under which we have agreed to use our “best efforts” to solicit subscriptions for shares of the Company’s common stock, par value $0.001 per share. As described in the Dealer Manager Agreement, the Company has filed one or more registration statements with the Securities and Exchange Commission (the “Commission”) that are listed on Schedule 1 to the Dealer Manager Agreement (each, a “Registration Statement”), which Schedule 1 may be amended from time to time by the written agreement of the Company and the Dealer Manager. Any new Registration Statement will be added to Schedule 1 upon its initial effectiveness with the Commission.

Each Registration Statement shall register a continuous offering (each, an “Offering”) of the Company’s common stock, par value $0.001 per share, which may consist of Class A shares of common stock, Class T shares of common stock, Class S shares of common stock, Class D shares of common stock and Class I shares of common stock (respectively, the “Class A Shares,” the “Class T Shares,” the “Class S Shares,” the “Class D Shares” and the “Class I Shares” and collectively with any other classes of common stock offered in an Offering, the “Shares”).

The Offering is and shall be comprised of a maximum amount of Shares set forth in the Prospectus (as defined below) that will be issued and sold to the public at the public offering prices per Share set forth in the Prospectus pursuant to a primary offering (the “Primary Offering”) and the Company’s distribution reinvestment plan (the “DRP”). In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Prospectus (except as otherwise indicated in any letter or memorandum from the Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix B to the Prospectus (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”). The Company reserves the right to reallocate the Shares offered between the DRP and the Primary Offering.

In connection with performing our obligations under the Dealer Manager Agreement, we are authorized to retain the services of securities dealers who are members (each, a “Selected Dealer”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions. You are hereby invited to become a Selected Dealer and, as such, to use your best efforts to solicit subscribers for Shares in accordance with the following terms and conditions of this Selected Dealer Agreement (the “Agreement”).

The Shares are to be offered and sold to the public as described under the caption “Plan of Distribution” in the Prospectus. Shares are to be sold at a purchase price (i) prior to the NAV Pricing Date, equal to $25.00 plus applicable Selling Commissions and Dealer Manager Fees, subject in certain circumstances to reductions thereof as described in the Prospectus; and (ii) after the NAV Pricing Date, at a transaction price generally equal to the Company’s prior month’s NAV per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, plus, in either case, any applicable Selling Commissions and Dealer Manager Fees, subject in certain circumstances to reductions thereof as described in the Prospectus. For Stockholders who participate in the DRP, the cash distributions attributable to the class of Shares that each Stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to Stockholders at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.

In this Agreement, unless explicitly stated otherwise, (i) the “Registration Statement” means, at any given time, each of the registration statements listed on Schedule 1 to the Dealer Manager Agreement, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means, at any given time, an offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in an Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement. Capitalized terms used but not defined herein shall have the meanings set forth in the Dealer Manager Agreement.

1.	Registration Statement and Prospectus.

(a)

A Registration Statement with respect to the Shares has been prepared and filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder. The Registration Statement will become effective on the Effective Date. The prospectus contained within the Registration Statement, as finally amended and revised at the Effective Date (including at the Effective Date of any post-effective amendment thereto), is hereinafter referred to as the “Prospectus,” except that if the prospectus first filed by the Company pursuant to Rule 424(b) under the

Securities Act shall differ from the Prospectus, the term “Prospectus” shall also include the prospectus first filed pursuant to Rule 424(b). “Effective Date” means the applicable date upon which the Registration Statement or any post-effective amendment thereto is or was first declared effective by the Commission. The Offering is more particularly described in the Prospectus. Additional copies of the Prospectus will be supplied to you in reasonable quantities upon request and may be provided to you in electronic version by us or by the Company. We will also provide you with reasonable quantities of any sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering (the “Approved Sales Literature”).

(b)

If any new Registration Statement is added to Schedule 1 to the Dealer Manager Agreement, the Dealer Manager will give you written notice of such addition. However, the addition or removal of Registration Statements from Schedule 1 to the Dealer Manager Agreement shall only apply prospectively and shall not affect the respective agreements, representations and warranties of the Company, the Dealer Manager and you prior to such amendments to Schedule 1 to the Dealer Manager Agreement. It is possible that more than one Registration Statement may be listed on Schedule 1 during times of transition from one Registration Statement to another. In such event, the Dealer Manager shall (a) communicate to you details about the transition from one Registration Statement to the next, including when sales may be made pursuant to the most recent Registration Statement and when sales will cease pursuant to the older Registration Statement and (b) provide you with sufficient copies of the appropriate Prospectus and Approved Sales Literature in order to continue to make offers and sales throughout such transition period.

2.	Offering and Sale of the Shares.

(a)

Compliance with Laws. You may undertake solicitation and other activities only in accordance with this Agreement, and any requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable rules and regulations of the Commission, the blue sky survey hereinafter referred to and the rules of FINRA, specifically including, but not in any way limited to, to NASD Conduct Rule 2340 and FINRA Rules 2040, 2111, 2310, 5110, 5130 and 5141 therein, and any successors to such rules, applicable to the offer and sale of Shares (including, without limitation, any resales or transfers of Shares).

(b)	Suitability. In offering the Shares to any person, you must have reasonable grounds to believe after due inquiry that:

(i)

the person has the capability of understanding the fundamental aspects of the Company from either the person’s: (A) employment experience; (B) educational level; (C) access to advice from qualified sources, such as attorneys, accountants and tax advisors; or (D) prior experience with investments of a similar nature;

(ii)

the person has apparent understanding of the: (A) fundamental risks and possible financial hazards of this type of investment; (B) risk that the person may lose the entire investment; (C) lack of liquidity of this investment; (D) restrictions on transferability of Shares; (E) background and qualification of: (1) the Company’s sponsor, Inland Real Estate Investment Corporation; (2) the Company’s advisor, Inland InPoint Advisor, LLC (the “Advisor”) and (3) the Company’s sub-advisor, SPCRE InPoint Advisors, LLC (the “Sub-Advisor”); and (F) tax consequences of the investment;

(iii)	the person can reasonably benefit from an investment in the Company based upon the person’s overall investment objectives and portfolio structure;

(iv)	the person is able to bear the economic risk of the investment based on the person’s overall financial situation; and

(v)	such other information as we may reasonably request.

You agree not to execute any transaction in a discretionary account without prior written approval of the transaction by the customer.

You shall maintain records describing the basis upon which you determined the suitability of any persons offered Shares. Further, you shall have reasonable grounds to believe the person satisfies the higher of the following suitability standards:

1.

a minimum annual gross income of at least $70,000 and a minimum net worth (excluding home, home furnishings and automobiles) of at least $70,000; or a minimum net worth of at least $250,000 (excluding home, home furnishings and automobiles); and

2.	any additional suitability standards set forth in the Subscription Agreement and the Prospectus for investors residing in certain states.

You shall maintain, for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation from the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made satisfied the suitability standards.

(c)	Delivery Obligation.

(i)	You shall deliver to each person who subscribes for the Shares, a Prospectus, as then supplemented or amended, prior to the tender of his or her Subscription Agreement;

(ii)

You shall comply promptly with the written request of any person for a copy of the Prospectus during the period between the Effective Date of the Registration Statement and the later of the termination of the distribution of the Shares or the expiration of ninety (90) days after the first date upon which the Shares were offered to the public; and

(iii)

You shall deliver, in accordance with applicable law or as prescribed by any state securities administrator, to any person a copy of (i) any prescribed document included within the Registration Statement and (ii) any exhibits to the Registration Statement.

If you intend to electronically deliver the Prospectus to any person, you shall comply with all requirements regarding electronic delivery described in Section 4 below.

(d)

Sales Literature. You may use and distribute in conjunction with the Offering only the Prospectus and Approved Sales Literature, provided, that the Prospectus must accompany or precede the distribution of any Approved Sales Literature. You may not show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.

(e)

No Additional Information. Neither you nor any other person is authorized by the Company or by us to give any information or make any representations in connection with this Agreement or the offer of Shares other than those contained in the Prospectus, as then amended or supplemented, or any Approved Sales Literature. You are not authorized to act as our agent in any respect, and you shall neither act as our agent nor purport to act as our agent.

(f)

Jurisdictions. We will inform you as to the jurisdictions in which we have been advised by the Company that the Shares have been qualified for sale or are exempt under the respective securities or “blue sky” laws of the jurisdictions; provided, however that neither we nor the Company has assumed, and will not assume, any obligation or responsibility as to your qualification or your right to act as a broker or dealer with respect to the Shares in any jurisdiction. You shall not make any offers except in states in which we may advise you that the Offering has been qualified or is exempt. The blue sky survey that has been, or will be, furnished to you indicates the jurisdictions in which it is believed that the offer and sale of Shares covered by the Prospectus is exempt from, or requires action under, the applicable blue sky or securities laws thereof, and what action, if any, has been taken with respect thereto. Under no circumstances shall you, as a Selected Dealer, engage in any activities hereunder in any jurisdiction in which you may not lawfully so engage or in any activities in any jurisdiction with respect to the Shares in which you may lawfully so engage unless you have complied with the provisions hereof.

(g)

Adequate Due Diligence. Prior to offering the Shares for sale, you shall have conducted an inquiry such that you have reasonable grounds to believe, based on information made available to you by the Company, its affiliates or related parties through the Prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, you may obtain, upon request, information on material facts relating at a minimum to the following:

(i)	items of compensation;

(ii)	targeted Company assets;

(iii)	tax aspects of investment in the Shares;

(iv)	financial stability and experience of the Company, the Subsidiaries and the Advisor;

(v)	conflicts and risk factors; and

(vi)	appraisals, if applicable, and other pertinent reports.

Notwithstanding the foregoing, you may rely upon the results of an inquiry conducted by another Selected Dealer, provided that:

(vii)	the other Selected Dealer has reasonable grounds to believe that the inquiry was conducted with due care;

(viii)	the results of the inquiry were provided to you with the consent of the other Selected Dealer conducting or directing the inquiry; and

(ix)	no Selected Dealer that participated in the inquiry is an affiliate of the Company.

(h)	Investor Disclosure. Prior to the sale of the Shares, you shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.

(i)	Broker-Dealer. You are, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act and a member in good standing with FINRA.

3.	Submission of Orders.

(a)

Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to you such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Prospectus. You shall instruct any persons who purchase Shares to make their instruments of payment payable to or for the benefit of “InPoint Commercial Real Estate Income, Inc.” Purchase orders that include (i) instruments of payment received by the Company at least two (2) business days prior to the first calendar day of the month and (ii) a completed and executed Subscription Agreement in good order received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first business day of the month. Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Prospectus.

(b)

If you receive a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, you shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and instruments of payment received by you that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 3. Transmittal of received investor funds will be made in accordance with the following procedures:

(i)

Where, pursuant to the Selected Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected Dealer for deposit to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(ii)

Where, pursuant to the Selected Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected Dealer to the office of the Selected Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment for deposit to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(c)

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

4.	Electronic Delivery and Electronic Signatures.

(a)	Electronic Delivery of Offering Documents. If you intend to use electronic delivery to distribute the Prospectus or other documents related to the Company to any person, you shall:

(i)

comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the Commission, applicable blue sky examiners, FINRA, the North American Association of Securities Administrators (“NASAA”) and any other applicable laws or regulations related to the electronic delivery of offering documents, including, without limitation, the Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures adopted by NASAA on May 8, 2017, as may be amended from time to time; and

(ii)	obtain and record the informed consent of each such person to receive such documents, which records shall be maintained by you and made available to the Company and/or the Dealer Manager upon request.

(b)

Electronic Signatures. If you have adopted or later adopt a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature,” as such term is defined in the Electronic Signature Law (as defined below), you shall:

(i)

confirm that each Electronic Signature is genuine and agree that your delivery of any offering document containing an Electronic Signature to the us or the Company constitutes your representation that such Electronic Signature is genuine;

(ii)	ensure that each Electronic Signature represents the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed;

(iii)

comply with all applicable the terms of the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where you are licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the Commission, FINRA and NASAA including, as applicable, the NASAA Statement of Policy Regarding Use of Electronic Offering Documents And Electronic Signatures, adopted by NASAA on May 8, 2017, as may be amended from time to time (collectively, “Electronic Signature Law”);

(iv)	agree to the Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.

5.

Selected Dealer Compensation. Except as may be provided in the “Plan of Distribution” section of the Prospectus, which may be amended, restated or supplemented from time to time, as compensation for completed sales and ongoing stockholder services rendered hereunder, you are entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

6.

Dealer Manager Authority; Liability. We shall have full authority to take any action we may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. We shall not be liable to you for any loss, liability, claim, damage or expense whatsoever except for obligations expressly assumed by us hereunder; provided further, that nothing in this paragraph shall be deemed to relieve the undersigned from any liability imposed by the Securities Act.

7.	Privacy Act.

(a)

You shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act. Privacy provisions of the Gramm-Leach-Bliley Act limit disclosure of customer information to uses required by law, regulation or rule, or uses consistent with the purposes for which this information was disclosed in this Agreement. As used in this Agreement, “customer information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer provided or shared by the Company, us and you.

(b)

Subject to the provisions of the Gramm-Leach-Bliley Act, you shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of customer information in your control. In the event of any improper disclosure of customer information, the party responsible for the improper disclosure agrees to immediately notify the other party hereto of such disclosure.

8.

Anti-Money Laundering. You shall comply with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act of 2001 (the “Patriot Act”), Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations, you shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, you shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. You shall manually monitor account activity to identify patterns of unusual size or volume, geographic factors, and any of the other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. The Company and we reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information.

9.	Indemnification.

(a)

We shall indemnify and hold harmless you, your officers, directors, employees and agents (the “Selected Dealer Indemnified Parties”), from and against any losses, claims, damages or liabilities to which you, they or any of you or them, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused thereby or otherwise arise out of or are based upon any breach of this Agreement by us, or (i) any untrue statement or alleged untrue statement of a material fact contained in (x) the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or in the Prospectus or any supplement thereto, (y) any Approved Sales Literature or (z) any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any application, document or information being hereinafter referred to as a “Blue Sky Application”) or (ii) the omission or alleged omission to state in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereof or in the Prospectus or any supplement to the Prospectus, in any Approved Sales Literature or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading. We shall reimburse the Selected Dealer Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Selected Dealer Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.

(b)

You shall indemnify and hold harmless us, the Company and our respective officers, directors, employees and agents (the “Company Indemnified Parties”, and together with the Selected Dealer Indemnified Parties, the “Indemnified Parties”) from and against any losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of this Agreement or applicable law by you or (ii) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact necessary to make any statements, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made by you, or your authorized agents or representatives, in connection with the offer and sale of Shares, and was not based on any untrue statement or alleged untrue statement or omission or alleged omission made by any Company Indemnified Party to you, your authorized agents or representatives, on which you or your affiliates, officers, directors, employees and agents duly relied. You shall reimburse the Company Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Company Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.

(c)

Promptly after receipt by an Indemnified Party of notice of the commencement of any action for which indemnification is provided under subsection (a) or (b) above, the Indemnified Party shall, if a claim in respect thereof is to be made hereunder against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; provided, that the failure of the Indemnified Party to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnified Party under that subsection, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by that failure. In case any action is brought against any Indemnified Party, it shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to that indemnified party.

(d)

An Indemnified Party additionally may elect to employ its own legal counsel, but if it elects to do so the indemnifying party shall not be liable to that Indemnified Party for any legal expenses of any other counsel or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. If, however, the Indemnified Party reasonably concludes that there may be defenses available to it that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to retain counsel of its choice and the reasonable legal and other expenses incurred by the Indemnified Party shall be borne by the indemnifying party.

(e)

Each Indemnified Party receiving reimbursement of reasonable legal and other expenses undertakes to repay the funds advanced by the indemnifying party, in cases in which the Indemnified Party is thereafter found not to be entitled to indemnification hereunder.

(f)

If the indemnification provided for in this Section 9 is unavailable to any Indemnified Party under paragraphs (a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, liabilities, claims, damages or expenses (i) in the proportion as is appropriate to reflect the relative benefit of the Company, us and you, respectively, from the proceeds received in the Primary Offering pursuant to the Dealer Manager Agreement and this Agreement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above but also the relative faults of the Company, us or you, respectively, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, us and you, respectively, in connection with the proceeds received in the Primary Offering pursuant to the Dealer Manager Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Primary Offering pursuant to the Dealer Manager Agreement and this Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other compensation retained by the Dealer Manager and you, respectively, in each case as set forth on the cover of the Prospectus, bear to the aggregate offering price of the Shares sold in the Primary Offering as set forth on such cover. The relative fault of the Company, us and you shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact was made, directly or indirectly, by the Company, by the Dealer Manager or by you, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

10.

Termination of Agreement. This Agreement, except for the provisions of Section 7 and Section 9 hereof, may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the date the Dealer Manager Agreement is terminated, except for the provisions of Section 2(a), Section 2(b), Section 4, Section 7, Section 9 and Section 10 hereof, each of which shall terminate seven (7) years from the date this Agreement terminates.

11.

Company as Party to Agreement. The Company and the Company Indemnified Parties shall be third party beneficiaries to your representations, warranties, covenants and agreements contained in Section 9. The Company and the Company Indemnified Parties shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which each is a third party beneficiary.

12.

Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention:Suzanne Bond Telephone: (630) 218-8000 Facsimile: (630) 574-4420

with copies to:	InPoint Commercial Real Estate Income, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention:Cathleen M. Hrtanek Telephone: (630) 368-2257 Facsimile: (630) 218-4900

If to the Selected Dealer, to:

13.

Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.

14.

Not a Separate Entity. Nothing herein contained shall constitute you, Inland Securities Corporation, the other Offering Participants or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding and agreement, please sign and return the attached duplicate of this Agreement. Your indicated acceptance thereof shall constitute a binding agreement between you and us.

Very truly yours,

INLAND SECURITIES CORPORATION

We confirm our agreement to act as a Selected Dealer pursuant to all the terms and conditions of the above Selected Dealer Agreement. We hereby represent that we will comply with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws including the rules and regulations thereunder. We confirm that we are a member in good standing with FINRA and represent that we will comply with the rules and regulations promulgated by FINRA.

Dated:

Name of Selected Dealer:

CRD Number:

Federal Employer Identification Number:

Authorized Signature	Please print Name and Title

Email Address:

SELECTED DEALER AGREEMENT

INPOINT COMMERCIAL REAL ESTATE INCOME, INC. INITIAL PUBLIC OFFERING

SCHEDULE I

ADDENDUM

TO

SELECTED DEALER AGREEMENT WITH

INLAND SECURITIES CORPORATION

Name of Selected Dealer:

The following reflects the Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees as agreed upon between Inland Securities Corporation (the “Dealer Manager”) and the Selected Dealer named above (the Selected Dealer”) effective as of the effective date of the Selected Dealer Agreement (the “Agreement”) between the Dealer Manager and the Selected Dealer in connection with the offering of Shares of InPoint Commercial Real Estate Income, Inc. (the “Company”).

Upfront Selling Commissions and Dealer Manager Fees

Except as may be provided in the “Plan of Distribution” section of the Prospectus, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by the Selected Dealer of Class A, Class T and Class S Shares in the Primary Offering that the Selected Dealer is authorized to sell and for services rendered by the Selected Dealer hereunder, the Dealer Manager shall reallow to the Selected Dealer Selling Commissions in an amount up to the percentage, if any, set forth below of the transaction price per Share on such completed sales of Class A, Class T and Class S Shares, as applicable, by the Selected Dealer in the Primary Offering. The Selected Dealer shall not receive selling commissions for sales of any Shares issued pursuant to the DRP, or for sales of any Class D or Class I Shares, whether in the Primary Offering or pursuant to the DRP. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Company in full in the manner provided in Section 3 of the Agreement, the Company has accepted the subscription agreement of such subscriber, and the Company has thereafter distributed the Selling Commission to the Dealer Manager in connection with such transaction.

Except as may be provided in the “Plan of Distribution” section of the Prospectus, which may be amended or supplemented from time to time, as compensation for completed sales by the Selected Dealer of Class A and Class T Shares in the Primary Offering that the Selected Dealer is authorized to sell and for services rendered by the Selected Dealer hereunder, the Dealer Manager shall reallow to the Selected Dealer a Dealer Manager Fee in an amount up to the percentage, if any, set forth below of the transaction price per Share on such completed sales of Class A Shares and Class T Shares, as applicable, by the Selected Dealer in the Primary Offering. The Selected Dealer shall not receive Dealer Manager Fees for sales of any Shares issued pursuant to the DRP, or for sales of any Class S, Class D or Class I Shares, whether in the Primary Offering or pursuant to the DRP.

The Selected Dealer may withhold Selling Commissions and Dealer Manager Fees, if applicable, to which it is entitled pursuant to the Agreement, this Schedule I and the Prospectus from the purchase price for the Shares in the Offering and forward the balance to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company if it represents to the Dealer Manager that: (i) the Selected Dealer is legally permitted to do so; and (ii) (A) the Selected Dealer meets all applicable net capital requirements under the rules of FINRA or other applicable rules regarding such an arrangement; (B) the Selected Dealer has forwarded the Subscription Agreement to the Company or its agent within the time required under Section 3 of the Agreement and received the Company’s written acceptance of the subscription prior to forwarding the purchase price for the Shares, net of the Selling Commissions and Dealer Manager Fees, if applicable, to which the Selected Dealer is entitled, to the Company or its agent; and (C) the Selected Dealer has verified that there are sufficient funds in the investor’s account with the Selected Dealer to cover the entire cost of the subscription. Selected Dealer shall wire such subscription funds to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the second business day following receipt of the Company’s written acceptance of the subscription.

The Selected Dealer shall be responsible for implementing the volume discounts described in or as otherwise provided in the “Plan of Distribution” section of the Prospectus. Requests to combine purchase orders of Class A, Class T or Class S Shares as a part of a combined order for the purpose of qualifying for discounts as described in the “Plan of Distribution” section of the Prospectus must be made in writing by the Selected Dealer, and any resulting reduction in Selling Commissions will be prorated among the separate subscribers.

Terms and Conditions of the Stockholder Servicing Fees

The payment of the Stockholder Servicing Fee to the Selected Dealer is subject to the terms and conditions set forth herein and the Prospectus, which may be amended, restated or supplemented from time to time. If the Selected Dealer elects to sell Class T, Class S or Class D Shares, eligibility to receive the Stockholder Servicing Fee with respect to the Class T, Class D or Class S Shares, as applicable, sold by the Selected Dealer is conditioned upon the Selected Dealer acting as broker-dealer of record with respect to such Shares and complying with the requirements set forth below, including providing Stockholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares.

(i)	the existence of an effective Selected Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and the Selected Dealer, and

(ii)	the provision of the following services with respect to the Class T Shares, Class S Shares and/or Class D Shares, as applicable, by the Selected Dealer:

1.	assistance with recordkeeping, including maintaining records for and on behalf of Selected Dealer’s customers reflecting transactions and balances of Shares owned,

2.	answering investor inquiries regarding the Company, including distribution payments and reinvestments,

3.	helping investors understand their investments upon their request,

4.	share repurchase requests, or

5.	providing such other similar services as the Stockholder may reasonably require in connection with its investment in the class of Shares.

With respect to Class T Shares, the financial advisor of the Selected Dealer responsible for the sale of such Class T Shares is expected to provide the services listed in items 2 through 5 above. In connection with this provision, the Selected Dealer agrees to reasonably cooperate to provide certification to the Company, the Dealer Manager and its agents (including its auditors) confirming the provision of services to each particular class of stockholders upon reasonable request.

The Selected Dealer hereby represents by its acceptance of each payment of the Stockholder Servicing Fee that it complies with each of the above requirements and is providing the above-described services. The Selected Dealer agrees to promptly notify the Dealer Manager if it is no longer the broker-dealer of record with respect to some or all of the Class T, Class S or Class D Shares giving rise to such Stockholder Servicing Fees or if it no longer satisfies any or all of the conditions set forth above.

Subject to the conditions described herein, the Dealer Manager will reallow to the Selected Dealer the Stockholder Servicing Fee, in an amount described below, on Class T Shares, Class S Shares or Class D Shares, as applicable, sold by the Selected Dealer. To the extent payable, the Stockholder Servicing Fee will be payable monthly in arrears as provided in the Prospectus. All determinations regarding the total amount and rate of reallowance of the Stockholder Servicing Fee, the Selected Dealer’s compliance with the listed conditions and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Prospectus, at such time as the Selected Dealer is no longer the broker-dealer of record with respect to such Class T, Class S or Class D Shares or the Selected Dealer no longer satisfies any or all of the conditions set forth above, then the Selected Dealer’s entitlement to the Stockholder Servicing Fees related to such Class T, Class S and/or Class D shares, as applicable, shall cease in, and the Selected Dealer shall not receive the Stockholder Servicing Fee for, that month or any portion thereof (i.e., Stockholder Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Stockholder Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class T, Class S and/or Class D Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Selected Dealer is not entitled to any Stockholder Servicing Fee with respect to Class A or Class I shares. The Dealer Manager may also reallow some or all of the Stockholder Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

As described in the Prospectus, the Company shall cease paying, and the Dealer Manager shall cease reallowing, the Stockholder Servicing Fee with respect to any Class T Share, Class S Share or Class D Share held in a stockholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T shares sold through certain Selected Dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and such Selected Dealer) of the gross proceeds from the sale of such Shares (including the gross proceeds of any Shares issued pursuant to the DRP with respect thereto). At the end of such month, each such Class T, Class S or Class D Share shall automatically and without any action on the part of the holder thereof convert into a number of Class I Shares (including any fractional shares), each with an equivalent aggregate NAV as such share. In addition, the Company will cease paying, and the Dealer Manager will cease reallowing, the Stockholder Servicing Fee on Class T, Class S and Class D Shares in connection with an Offering (i.e., pursuant to the Registration Statement for such Offering) upon the earlier to occur of the following: (i) a listing of Class I Shares, (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which stockholders receive cash or securities listed on a national stock exchange, or (iii) after termination of the Primary Offering, the end of the month in which the Company, with the assistance of the Dealer Manager, determines that all underwriting compensation from all sources in connection with such Offering, including Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other underwriting compensation, is equal to ten percent (10%) of the gross proceeds from Shares sold in such Primary Offering, as determined in good faith by the Dealer Manager in its sole discretion. For purposes of this Schedule I, the portion of the Stockholder Servicing Fee accruing with respect to Class T, Class S and Class D Shares of the Company’s common stock issued (publicly or privately) by the Company during the term of the Offering, and not issued pursuant to a prior offering, shall be underwriting compensation with respect to the Offering and not with respect to any other offering or private placement made by the Company.

General

No commission shall be payable on any subscription rejected by the Company. The Company may reject a subscription for any reason or for no reason. No Selling Commission or Dealer Manager Fees shall be paid in connection with Shares issued by the Company as compensation for services performed or otherwise provided the Company or any of its directors, officers, employees or affiliates, or the sale of Shares to the Dealer Manager or any of the Dealer Manager’s or the Company’s directors, officers, employees or affiliates, or any family members of those individuals (including spouses, parents, grandparents, children and siblings).

Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees due to the Selected Dealer pursuant to the Agreement will be paid to the Selected Dealer within 30 days after receipt by the Dealer Manager. The Selected Dealer, in its sole discretion, may authorize the Dealer Manager to deposit Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees or other payments due to it pursuant to the Agreement directly to its bank account. If the Selected Dealer so elects, the Selected Dealer shall provide such deposit authorization and instructions in the form required by the Dealer Manager.

The parties hereby agree that the foregoing reallowed Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fee are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares sold in the Primary Offering, that the Selected Dealer’s interest in the Offering is limited to such reallowed Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fees, as applicable, from the Dealer Manager and the Selected Dealer’s indemnity referred to in Section 10 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment or reallowance of such Selling Commissions, Dealer Manager Fees and Stockholder Servicing Fee to the Selected Dealer.

Except as otherwise described under “Upfront Selling Commissions and Dealer Manager Fees” above, the Selected Dealer waives any and all rights to receive compensation, including the Dealer Manager Fees and Stockholder Servicing Fee, until it is paid to and received by the Dealer Manager. The Selected Dealer acknowledges and agrees that, if the Company pays Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees, as applicable, to the Dealer Manager, the Company is relieved of any obligation for Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees, as applicable, to Selected Dealer. The Company may rely on and use the preceding acknowledgement as a defense against any claim by the Selected Dealer for Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees, as applicable, the Company pays to the Dealer Manager but that the Dealer Manager fails to remit to the Selected Dealer. The Selected Dealer affirms that the Dealer Manager’s liability for Selling Commissions and Dealer Manager Fees payable and the Stockholder Servicing Fee is limited solely to the proceeds of Selling Commissions, Dealer Manager Fees and the Stockholder Servicing Fee, as applicable, receivable from the Company and the Selected Dealer hereby waives any and all rights to receive payment or reallowance of Selling Commissions, Dealer Manager Fees or the Stockholder Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees, as applicable, from the Company. Notwithstanding the above, the Selected Dealer affirms that, to the extent the Selected Dealer retains Selling Commissions or Dealer Manager Fees as described above under “Upfront Selling Commissions and Dealer Manager Fees,” neither the Company nor the Dealer Manager shall have liability for Selling Commissions or Dealer Manager Fees payable to the Selected Dealer, and that the Selected Dealer is solely responsible for retaining the Selling Commissions and/or Dealer Manager Fees, as applicable, due to the Selected Dealer from the subscription funds received by the Selected Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Notwithstanding anything herein to the contrary, the Selected Dealer will not be entitled to receive any Selling Commissions, Dealer Manager Fees or Stockholder Servicing Fees which would cause the aggregate amount of Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other forms of underwriting compensation (as defined in accordance with applicable FINRA rules) paid from any source in connection with the Offering to exceed 10% of the gross proceeds raised from the sale of Shares in the Primary Offering.

Due Diligence

In addition, as set forth in the Prospectus and as permitted under applicable laws, rules and regulations, the Dealer Manager or, in certain cases at the option of the Company, the Company, may pay or reimburse the Selected Dealer for reasonable bona fide due diligence expenses incurred by the Selected Dealer in connection with the Offering and approved in advance by the Dealer Manager or the Company, as applicable, in writing. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Selected Dealer and its personnel when visiting the Company’s offices or properties to verify information relating to the Company or its properties. The Selected Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. Notwithstanding the foregoing, no such payment will be made if such payment would cause the aggregate of such reimbursements to the Selected Dealer and other broker-dealers, together with all other organization and offering expenses, to exceed 15% of the Company’s gross proceeds from the Offering. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Prospectus, FINRA rules and other applicable laws and regulations.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE SELECTED DEALER ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS

Check Box	Share Class	Selling Commission	Dealer Manager Fee	Stockholder Servicing Fee	Minimum Investment Amount
☐	Class A	6.0% of the transaction price per Class A Share in the Primary Offering*	1.25% of the transaction price per Class A Share in the Primary Offering	N/A	$2,500
☐	Class T	3.0% of the transaction price per Class T Share in the Primary Offering*	0.5% of the transaction price per Class T Share in the Primary Offering	0.85% per annum of aggregate NAV of outstanding Class T Shares, consisting of an advisor stockholder servicing fee of 0.65% per annum and a dealer stockholder servicing fee of 0.20% per annum	$2,500

Check Box	Share Class	Selling Commission	Dealer Manager Fee	Stockholder Servicing Fee	Minimum Investment Amount
☐	Class S	3.5% of the transaction price per Class S Share in the Primary Offering*	N/A	0.85% per annum of aggregate NAV of outstanding Class S Shares	$2,500
☐	Class D	N/A	N/A	0.25% per annum of aggregate NAV of outstanding Class D Shares	$2,500
☐	Class I	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)

*	Subject to discounts described in the “Plan of Distribution” section of the Prospectus.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

INLAND SECURITIES CORPORATION

“SELECTED DEALER”

(Print Name of Selected Dealer)

EXHIBIT A TO SELECTED DEALER AGREEMENT

Electronic Signature Use Indemnity Agreement

Selected Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section 4 of the Selected Dealer Agreement). In consideration of the Company allowing Selected Dealer and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Selected Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Selected Dealer’s representations or covenants set forth in Section 4 of the Selected Dealer Agreement or the representations described below.

The Selected Dealer represents that it will comply with all applicable terms of Electronic Signature Law as outlined in Section 4 of the Selected Dealer Agreement. Selected Dealer represents that the Company may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Selected Dealer’s client given with such client’s prior authorization and consent. Selected Dealer represents that the Company may act in accordance the instructions authorized by Electronic Signature without any responsibility to verify that Selected Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Selected Dealer’s client received all disclosures required by applicable Electronic Signature Law. Selected Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Company.

EXHIBIT A-1

FORM OF SELECTED RIA AGREEMENT

INLAND SECURITIES CORPORATION

FORM OF SELECTED RIA AGREEMENT

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

INITIAL PUBLIC OFFERING

«DD_CONTACT»

«RIA»

«SUITE»

«ADDRESS»

«CITY», «STA» «ZIP»

Dear «SAL»:

We, Inland Securities Corporation (the “Dealer Manager”) have entered into a dealer manager agreement (the “Dealer Manager Agreement”) with InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), under which we have agreed to use our “best efforts” to solicit subscriptions for shares of the Company’s common stock, par value $0.001 per share. As described in the Dealer Manager Agreement, the Company has filed one or more registration statements with the Securities and Exchange Commission (the “Commission”) that are listed on Schedule 1 to the Dealer Manager Agreement (each, a “Registration Statement”), which Schedule 1 may be amended from time to time by the written agreement of the Company and the Dealer Manager. Any new Registration Statement will be added to Schedule 1 upon its initial effectiveness with the Commission.

Each Registration Statement shall register a continuous offering (each, an “Offering”) of the Company’s common stock, par value $0.001 per share, which may consist of Class A shares of common stock, Class T shares of common stock, Class S shares of common stock, Class D shares of common stock and Class I shares of common stock (respectively, the “Class A Shares,” the “Class T Shares,” the “Class S Shares,” the “Class D Shares” and the “Class I Shares” and collectively with any other classes of common stock offered in an Offering, the “Shares”).

The Offering is and shall be comprised of a maximum amount of Shares set forth in the Prospectus (as defined below) that will be issued and sold to the public at the public offering prices per Share set forth in the Prospectus pursuant to a primary offering (the “Primary Offering”) and the Company’s distribution reinvestment plan (the “DRP”). In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Prospectus (except as otherwise indicated in any letter or memorandum from the Company to the Dealer

Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix B to the Prospectus (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”). The Company reserves the right to reallocate the Shares offered between the DRP and the Primary Offering.

In connection with performing our obligations under the Dealer Manager Agreement, we are authorized to retain the services of registered investment advisers (each, a “Selected RIA”) in good standing under the Investment Advisers Act of 1940, as amended (the “Act”) to solicit subscriptions. You are hereby invited to become a Selected RIA and, as such, to use your best efforts to solicit subscribers for Shares in accordance with the following terms and conditions of this Selected RIA Agreement (the “Agreement”).

The Shares are to be offered and sold to the public as described under the caption “Plan of Distribution” in the Prospectus. Shares are to be sold at a purchase price (i) prior to the NAV Pricing Date, equal to $25.00 plus applicable Selling Commissions and Dealer Manager Fees, subject in certain circumstances to reductions thereof as described in the Prospectus; and (ii) after the NAV Pricing Date, at a transaction price generally equal to the Company’s prior month’s NAV per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, plus, in either case, any applicable Selling Commissions and Dealer Manager Fees, subject in certain circumstances to reductions thereof as described in the Prospectus. For Stockholders who participate in the DRP, the cash distributions attributable to the class of Shares that each Stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to Stockholders at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.

In this Agreement, unless explicitly stated otherwise, (i) the “Registration Statement” means, at any given time, each of the registration statements listed on Schedule 1 to the Dealer Manager Agreement, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means, at any given time, an offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in an Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement. Capitalized terms used but not defined herein shall have the meanings set forth in the Dealer Manager Agreement.

1.	Registration Statement and Prospectus.

(a)

A Registration Statement with respect to the Shares has been prepared and filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder. The Registration Statement will become effective on the Effective Date. The

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prospectus contained within the Registration Statement, as finally amended and revised at the Effective Date (including at the Effective Date of any post-effective amendment thereto), is hereinafter referred to as the “Prospectus,” except that if the prospectus first filed by the Company pursuant to Rule 424(b) under the Securities Act shall differ from the Prospectus, the term “Prospectus” shall also include the prospectus first filed pursuant to Rule 424(b). “Effective Date” means the applicable date upon which the Registration Statement or any post-effective amendment thereto is or was first declared effective by the Commission. The Offering is more particularly described in the Prospectus. Additional copies of the Prospectus will be supplied to you in reasonable quantities upon request and may be provided to you in electronic version by us or by the Company. We will also provide you with reasonable quantities of any sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering (the “Approved Sales Literature”).

(b)

If any new Registration Statement is added to Schedule 1 to the Dealer Manager Agreement, the Dealer Manager will give you written notice of such addition. However, the addition or removal of Registration Statements from Schedule 1 to the Dealer Manager Agreement shall only apply prospectively and shall not affect the respective agreements, representations and warranties of the Company, the Dealer Manager and you prior to such amendments to Schedule 1 to the Dealer Manager Agreement. It is possible that more than one Registration Statement may be listed on Schedule 1 during times of transition from one Registration Statement to another. In such event, the Dealer Manager shall (a) communicate to you details about the transition from one Registration Statement to the next, including when sales may be made pursuant to the most recent Registration Statement and when sales will cease pursuant to the older Registration Statement and (b) provide you with sufficient copies of the appropriate Prospectus and Approved Sales Literature in order to continue to make offers and sales throughout such transition period.

2.	Offering and Sale of the Shares.

(a)

Compliance with Laws. You may undertake solicitation and other activities only in accordance with this Agreement, and any requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable rules and regulations of the Commission, the blue sky survey hereinafter referred to and the Act, and any successors to such rules, applicable to the offer and sale of Shares (including, without limitation, any resales or transfers of Shares).

(b)	Suitability. In offering the Shares to any person, you must have reasonable grounds to believe after due inquiry that:

(i)

the person has the capability of understanding the fundamental aspects of the Company from either the person’s: (A) employment experience; (B) educational level; (C) access to advice from qualified sources, such as attorneys, accountants and tax advisors; or (D) prior experience with investments of a similar nature;

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(ii)

the person has apparent understanding of the: (A) fundamental risks and possible financial hazards of this type of investment; (B) risk that the person may lose the entire investment; (C) lack of liquidity of this investment; (D) restrictions on transferability of Shares; (E) background and qualification of: (1) the Company’s sponsor, Inland Real Estate Investment Corporation; (2) the Company’s advisor, Inland InPoint Advisor, LLC (the “Advisor”) and (3) the Company’s sub-advisor, SPCRE InPoint Advisors, LLC (the “Sub-Advisor”); and (F) tax consequences of the investment;

(iii)	the person can reasonably benefit from an investment in the Company based upon the person’s overall investment objectives and portfolio structure;

(iv)	the person is able to bear the economic risk of the investment based on the person’s overall financial situation; and

(v)	such other information as we may reasonably request.

You agree not to execute any transaction in a discretionary account without prior written approval of the transaction by the customer.

You shall maintain records describing the basis upon which you determined the suitability of any persons offered Shares. Further, you shall have reasonable grounds to believe the person satisfies the higher of the following suitability standards:

1.

a minimum annual gross income of at least $70,000 and a minimum net worth (excluding home, home furnishings and automobiles) of at least $70,000; or a minimum net worth of at least $250,000 (excluding home, home furnishings and automobiles); and

2.	any additional suitability standards set forth in the Subscription Agreement and the Prospectus for investors residing in certain states.

You shall maintain, for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation from the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made satisfied the suitability standards.

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(c)	Delivery Obligation.

(i)	You shall deliver to each person who subscribes for the Shares, a Prospectus, as then supplemented or amended, prior to the tender of his or her Subscription Agreement;

(ii)

You shall comply promptly with the written request of any person for a copy of the Prospectus during the period between the Effective Date of the Registration Statement and the later of the termination of the distribution of the Shares or the expiration of ninety (90) days after the first date upon which the Shares were offered to the public; and

(iii)

You shall deliver, in accordance with applicable law or as prescribed by any state securities administrator, to any person a copy of (i) any prescribed document included within the Registration Statement and (ii) any exhibits to the Registration Statement.

If you intend to electronically deliver the Prospectus to any person, you shall comply with all requirements regarding electronic delivery described in Section 4 below.

(d)

Sales Literature. You may use and distribute in conjunction with the Offering only the Prospectus and Approved Sales Literature, provided, that the Prospectus must accompany or precede the distribution of any Approved Sales Literature. You may not show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.

(e)

No Additional Information. Neither you nor any other person is authorized by the Company or by us to give any information or make any representations in connection with this Agreement or the offer of Shares other than those contained in the Prospectus, as then amended or supplemented, or any Approved Sales Literature. You are not authorized to act as our agent in any respect, and you shall neither act as our agent nor purport to act as our agent.

(f)

Jurisdictions. We will inform you as to the jurisdictions in which we have been advised by the Company that the Shares have been qualified for sale or are exempt under the respective securities or “blue sky” laws of the jurisdictions; provided, however that neither we nor the Company has assumed, and will not assume, any obligation or responsibility as to your qualification or your right to act as a broker or dealer with respect to the Shares in any jurisdiction. You shall not make any offers except in states in which we may advise you that the Offering has been qualified or is exempt. The blue sky survey that has been, or will be,

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furnished to you indicates the jurisdictions in which it is believed that the offer and sale of Shares covered by the Prospectus is exempt from, or requires action under, the applicable blue sky or securities laws thereof, and what action, if any, has been taken with respect thereto. Under no circumstances shall you, as a Selected RIA, engage in any activities hereunder in any jurisdiction in which you may not lawfully so engage or in any activities in any jurisdiction with respect to the Shares in which you may lawfully so engage unless you have complied with the provisions hereof.

(g)

Adequate Due Diligence. Prior to offering the Shares for sale, you shall have conducted an inquiry such that you have reasonable grounds to believe, based on information made available to you by the Company, its affiliates or related parties through the Prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, you may obtain, upon request, information on material facts relating at a minimum to the following:

(i)	items of compensation;

(ii)	targeted Company assets;

(iii)	tax aspects of investment in the Shares;

(iv)	financial stability and experience of the Company, the Subsidiaries and the Advisor;

(v)	conflicts and risk factors; and

(vi)	appraisals, if applicable, and other pertinent reports.

(h)	Investor Disclosure. Prior to the sale of the Shares, you shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.

(i)	RIA. You are, and during the term of this Agreement will be, a registered investment adviser in good standing under the Act.

(j)

Dealer Affiliation; Servicing Dealer. It is expressly understood by Selected RIA that any Shares offered and sold pursuant to this Agreement will be offered and sold through the registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) identified on Schedule I as the broker-dealer responsible for effecting the transaction in the Shares (the “Servicing Dealer”). The Selected RIA may amend Schedule I to reflect one or more additional or successor Servicing Dealers with whom it has engaged to serve in such capacity upon written notice of such amended Schedule I to the Dealer Manager. Selected RIA acknowledges and represents that any transactions in the Shares effected by those investment adviser representatives of Selected RIA who

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are not registered representatives of a broker-dealer registered under the Exchange Act shall be effected through Selected RIA’s custodian as Servicing Dealer. The Selected RIA shall cooperate with Dealer Manager to secure a services agreement with the Servicing Dealers with respect to the Shares. Selected RIA acknowledges that the Dealer Manager will not act as broker-dealer of record or custodian for any Shares offered and sold pursuant to this Agreement. In the event that Selected RIA’s representatives are registered representatives of a broker-dealer registered under the Exchange Act and a member of FINRA, such broker-dealer shall act as Servicing Dealer and Selected RIA shall cooperate with Dealer Manager to obtain any agreement as may be required to memorialize such broker-dealer’s agreement to act as Servicing Dealer. Further, in the event that Selected RIA’s custodian is unable to act as Servicing Dealer and/or Selected RIA’s representatives are not registered with a broker-dealer, Selected RIA agrees that it shall (and it shall cause its representatives to) only effect transactions in the Shares through such broker-dealers which have agreed to act as Servicing Dealer for the Shares.

(k)	Share Classes. The Selected RIA may sell the classes of Shares designated on Schedule II.

3.	Submission of Orders.

(a)

Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to you such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Prospectus. You shall instruct any persons who purchase Shares to make their instruments of payment payable to or for the benefit of “InPoint Commercial Real Estate Income, Inc.” Purchase orders that include (i) instruments of payment received by the Company at least two (2) business days prior to the first calendar day of the month and (ii) a completed and executed Subscription Agreement in good order received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first business day of the month. Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Prospectus.

(b)

If you receive a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, you shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and instruments of payment received by you that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 3. Transmittal of received investor funds will be made in accordance with the following procedures:

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(i)

Where, pursuant to the Selected RIA’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected RIA for deposit to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(ii)

Where, pursuant to the Selected RIA’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected RIA to the office of the Selected RIA conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment for deposit to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

(c)

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

4.	Electronic Delivery and Electronic Signatures.

(a)	Electronic Delivery of Offering Documents. If you intend to use electronic delivery to distribute the Prospectus or other documents related to the Company to any person, you shall:

(i)

comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the Commission, applicable blue sky examiners, the Act, the North American Association of Securities Administrators (“NASAA”) and any other applicable laws or regulations related to the electronic delivery of offering documents, including, without limitation, the Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures adopted by NASAA on May 8, 2017, as may be amended from time to time; and

(ii)	obtain and record the informed consent of each such person to receive such documents, which records shall be maintained by you and made available to the Company and/or the Dealer Manager upon request.

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(b)

Electronic Signatures. If you have adopted or later adopt a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature,” as such term is defined in the Electronic Signature Law (as defined below), you shall:

(i)

confirm that each Electronic Signature is genuine and agree that your delivery of any offering document containing an Electronic Signature to the us or the Company constitutes your representation that such Electronic Signature is genuine;

(ii)	ensure that each Electronic Signature represents the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed;

(iii)

comply with all applicable the terms of the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where you are licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the Commission, FINRA and NASAA including, as applicable, the NASAA Statement of Policy Regarding Use of Electronic Offering Documents And Electronic Signatures, adopted by NASAA on May 8, 2017, as may be amended from time to time (collectively, “Electronic Signature Law”);

(iv)	agree to the Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.

5.	Compensation. The Company and the Dealer Manager shall pay no Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees or other transaction-based compensation to the Selected RIA.

6.

Dealer Manager Authority; Liability. We shall have full authority to take any action we may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. We shall not be liable to you for any loss, liability, claim, damage or expense whatsoever except for obligations expressly assumed by us hereunder; provided further, that nothing in this paragraph shall be deemed to relieve the undersigned from any liability imposed by the Securities Act.

7.	Privacy Act.

(a)

You shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act. Privacy provisions of the Gramm-Leach-Bliley Act limit disclosure of customer information to uses required by law, regulation or rule, or uses consistent with the purposes for which this information was disclosed in this Agreement. As used in this Agreement, “customer

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information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer provided or shared by the Company, us and you.

(b)

Subject to the provisions of the Gramm-Leach-Bliley Act, you shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of customer information in your control. In the event of any improper disclosure of customer information, the party responsible for the improper disclosure agrees to immediately notify the other party hereto of such disclosure.

8.

Anti-Money Laundering. You shall comply with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act of 2001 (the “Patriot Act”) and Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism. In accordance with these applicable laws and regulations, you shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, you shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. You shall manually monitor account activity to identify patterns of unusual size or volume, geographic factors, and any of the other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. The Company and we reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information.

9.	Indemnification.

(a)

We shall indemnify and hold harmless you, your officers, directors, employees and agents (the “Selected RIA Indemnified Parties”), from and against any losses, claims, damages or liabilities to which you, they or any of you or them, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused thereby or otherwise arise out of or are based upon any breach of this Agreement by us, or (i) any untrue statement or alleged untrue statement of a material fact contained in (x) the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or in the Prospectus or any supplement thereto, (y) any Approved Sales Literature or (z) any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any application, document or information being hereinafter referred to as a “Blue Sky Application”) or (ii) the omission or alleged omission to state in the Registration Statement (including the Prospectus

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as a part thereof) or any post-effective amendment thereof or in the Prospectus or any supplement to the Prospectus, in any Approved Sales Literature or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading. We shall reimburse the Selected RIA Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Selected RIA Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.

(b)

You shall indemnify and hold harmless us, the Company and our respective officers, directors, employees and agents (the “Company Indemnified Parties”, and together with the Selected RIA Indemnified Parties, the “Indemnified Parties”) from and against any losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of this Agreement or applicable law by you or (ii) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact necessary to make any statements, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made by you, or your authorized agents or representatives, in connection with the offer and sale of Shares, and was not based on any untrue statement or alleged untrue statement or omission or alleged omission made by any Company Indemnified Party to you, your authorized agents or representatives, on which you or your affiliates, officers, directors, employees and agents duly relied. You shall reimburse the Company Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Company Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.

(c)

Promptly after receipt by an Indemnified Party of notice of the commencement of any action for which indemnification is provided under subsection (a) or (b) above, the Indemnified Party shall, if a claim in respect thereof is to be made hereunder against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; provided, that the failure of the Indemnified Party to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnified Party under that subsection, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by that failure. In case any action is brought against any Indemnified Party, it shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to that indemnified party.

(d)

An Indemnified Party additionally may elect to employ its own legal counsel, but if it elects to do so the indemnifying party shall not be liable to that Indemnified Party for any legal expenses of any other counsel or any other expenses

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subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. If, however, the Indemnified Party reasonably concludes that there may be defenses available to it that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to retain counsel of its choice and the reasonable legal and other expenses incurred by the Indemnified Party shall be borne by the indemnifying party.

(e)

Each Indemnified Party receiving reimbursement of reasonable legal and other expenses undertakes to repay the funds advanced by the indemnifying party, in cases in which the Indemnified Party is thereafter found not to be entitled to indemnification hereunder.

(f)

If the indemnification provided for in this Section 9 is unavailable to any Indemnified Party under paragraphs (a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, liabilities, claims, damages or expenses (i) in the proportion as is appropriate to reflect the relative benefit of the Company, us and you, respectively, from the proceeds received in the Primary Offering pursuant to the Dealer Manager Agreement and this Agreement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above but also the relative faults of the Company, us or you, respectively, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, us and you, respectively, in connection with the proceeds received in the Primary Offering pursuant to the Dealer Manager Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Primary Offering pursuant to the Dealer Manager Agreement and this Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees and other compensation retained by the Dealer Manager and you, respectively, in each case as set forth on the cover of the Prospectus, bear to the aggregate offering price of the Shares sold in the Primary Offering as set forth on such cover. The relative fault of the Company, us and you shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact was made, directly or indirectly, by the Company, by the Dealer Manager or by you, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

10.

Termination of Agreement. This Agreement, except for the provisions of Section 7 and Section 9 hereof, may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the

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date the Dealer Manager Agreement is terminated, except for the provisions of Section 2(a), Section 2(b), Section 4, Section 7, Section 9 and Section 10 hereof, each of which shall terminate seven (7) years from the date this Agreement terminates.

11.

Company as Party to Agreement. The Company and the Company Indemnified Parties shall be third party beneficiaries to your representations, warranties, covenants and agreements contained in Section 9. The Company and the Company Indemnified Parties shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which each is a third party beneficiary.

12.

Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Suzanne Bond Telephone: (630) 218-8000 Facsimile: (630) 574-4420
with copies to:	InPoint Commercial Real Estate Income, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Cathleen M. Hrtanek Telephone: (630) 368-2257 Facsimile: (630) 218-4900
If to the Selected RIA, to:

13.

Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.

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14.

Not a Separate Entity. Nothing herein contained shall constitute you, Inland Securities Corporation, the other Offering Participants or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

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If the foregoing is in accordance with your understanding and agreement, please sign and return the attached duplicate of this Agreement. Your indicated acceptance thereof shall constitute a binding agreement between you and us.

Very truly yours,

INLAND SECURITIES CORPORATION

We confirm our agreement to act as a Selected RIA pursuant to all the terms and conditions of the above Selected RIA Agreement. We hereby represent that we will comply with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws including the rules and regulations thereunder. We confirm that we are a registered investment adviser in good standing under the Act and represent that we will comply with the rules and regulations promulgated thereunder.

Dated:

Name of Selected RIA:

CRD Number:

Federal Employer Identification Number:

Authorized Signature	Please print Name and Title

Email Address:

SELECTED RIA AGREEMENT

INPOINT COMMERCIAL REAL ESTATE INCOME, INC. INITIAL PUBLIC OFFERING

SCHEDULE I

ADDENDUM

TO

SELECTED RIA AGREEMENT WITH

INLAND SECURITIES CORPORATION

Identity of Servicing Dealer:

Name:

Type of entity:

(corporation, partnership, proprietorship, etc.)

Licensed as broker-dealer in the following States:

CRD Number:

Identity of Servicing Dealer:

Name:

Type of entity:

(corporation, partnership, proprietorship, etc.)

Licensed as broker-dealer in the following States:

CRD Number:

Identity of Servicing Dealer:

Name:

Type of entity:

(corporation, partnership, proprietorship, etc.)

Licensed as broker-dealer in the following States:

CRD Number:

SCHEDULE II

ADDENDUM

TO

SELECTED RIA AGREEMENT WITH

INLAND SECURITIES CORPORATION

Name of Selected RIA:

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE SELECTED RIA ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS

Check Box	Share Class	Minimum Investment Amount

☐	Class D	$2,500

☐	Class I	$1,000,000 (unless waived by the Dealer Manager)

IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed as of the date first written above.

“DEALER MANAGER”

INLAND SECURITIES CORPORATION

“SELECTED RIA”

(Print Name of Selected RIA)

EXHIBIT A TO SELECTED RIA AGREEMENT

Electronic Signature Use Indemnity Agreement

Selected RIA has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section 4 of the Selected RIA Agreement). In consideration of the Company allowing Selected RIA and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Selected RIA does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Selected RIA’s representations or covenants set forth in Section 4 of the Selected RIA Agreement or the representations described below.

The Selected RIA represents that it will comply with all applicable terms of Electronic Signature Law as outlined in Section 4 of the Selected RIA Agreement. Selected RIA represents that the Company may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Selected RIA’s client given with such client’s prior authorization and consent. Selected RIA represents that the Company may act in accordance the instructions authorized by Electronic Signature without any responsibility to verify that Selected RIA’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Selected RIA’s client received all disclosures required by applicable Electronic Signature Law. Selected RIA agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Company.